UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Semi-Annual Report November 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices steadily climbed during 2017, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
January 22, 2018

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011, and Chris has managed the Colorado Fund since that same year.
How did the Funds perform during the six-month reporting period ended November 30, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year, ten-year and/or since inception periods ended November 30, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Arizona and Colorado Funds outperformed the S&P Municipal Bond Index, while the New Mexico Fund slightly trailed the S&P Municipal Bond Index. All three Funds outperformed their respective Lipper classification average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Arizona Municipal Bond Fund
The Nuveen Arizona Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Yield curve positioning was a key factor driving the Fund’s outperformance of the index. The portfolio’s overweighting in securities with durations of eight to twelve years, and an accompanying underweighting in those with durations of less than eight years, added

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
value. During the reporting period, prices of longer-term bonds generally rose, while yields on these securities declined accordingly. In addition, longer bonds outpaced shorter-term securities, whose prices typically declined as their yields rose along with interest rate hikes by the U.S. Federal Reserve.
Credit quality exposure also positively contributed to relative performance. Overweighting bonds with more credit risk, particularly BB rated securities, was beneficial. These non-investment grade holdings outperformed higher quality bonds due to the combination of the comparatively high level of income they generated and strong demand from investors seeking yield. Having less exposure than the index to AAA rated bonds, which mostly lagged lower quality securities, also had a positive effect on relative performance.
Sector selection modestly detracted from relative performance. An underweighting in general obligation bonds issued by local governments and school districts hurt, as these securities outpaced the index. To a lesser extent, positioning within the health care sector was detrimental. Although we had a neutral exposure to this outperforming category, our holdings were tilted toward lagging shorter-term securities.
During the reporting period, the Fund received sizable new investment inflows. With these proceeds, plus those generated from bond calls and maturities and a small number of sales, we added a number of holdings to the portfolio, particularly in the final weeks of the reporting period. Attractive values materialized at that point, as anticipated tax reform spurred elevated municipal bond supply. Some issuers “pulled forward” deals that had been scheduled for 2018, anticipating the proposed elimination of the tax exemption for advance refunding and private activity bonds.
New additions to the Fund generally provided higher levels of income, due to their lower investment grade or below investment grade credit ratings or their longer durations. We favored securities with maturities of 15 years and longer, given their higher yields and potential to outperform shorter-term securities if the Fed further raises rates.
In terms of sectors, our purchases included higher education (including bonds issued for Arizona State University), utilities (Salt River Project electrical system), charter schools and local general obligation bonds. Another notable addition to the portfolio was Guam Water Works bonds, which we liked given the essentiality of the services the issuer provides, as well as the securities’ attractive valuation and yield.
We eliminated holdings in U.S. Virgin Islands Port Authority marine revenue bonds. This sale anticipated the potential negative impact of Hurricane Irma on the issuer’s revenues, which are highly dependent on tourism and the local economy.
Nuveen Colorado Municipal Bond Fund
The Nuveen Colorado Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Bond yields drifted upward during the reporting period, especially on the short end of the yield curve. Shorter-dated issues tended to struggle and underperform their longer-maturity counterparts. Accordingly, our overweighting in longer-dated bonds and corresponding underweighting in shorter-maturity bonds were positive factors behind the Fund’s relative showing.
The Fund’s credit quality allocation also had a positive performance impact. During the reporting period, lower rated bonds tended to outperform higher rated securities, reflecting investors’ enthusiasm for higher yielding bonds amid continued historically low interest rates. In such an environment, our relative overweightings in the BBB credit rating tier, the lowest rated segment in the investment grade bond universe and among non-rated bonds added value, while maintaining more limited exposure to the market’s highest quality issues further contributed.
On a sector basis, elevated exposure to health care issues contributed to the Fund’s relative performance, as did our underweighting in state and local general obligation bonds, which underperformed. In contrast, we were modestly overweighted in pre-refunded bonds, which had a slightly negative performance impact, given these bonds’ extremely short maturities and high underlying credit quality.
When buying new bonds for the Fund, we primarily used the proceeds of new shareholder investments, bond calls and maturities. To a lesser extent, we also funded new purchases by selling certain longer dated, lower coupon bonds. In our opinion, these bonds were opportune sales candidates because they can be less resilient in more challenging market environments. To seek to generate more consistent performance in the future, irrespective of the market backdrop, we opted to replace some of these securities with new higher coupon bonds available in the marketplace.
6      NUVEEN

Our new purchases, which took place in both the primary and secondary municipal bond markets, picked up modestly toward the end of the reporting period along with available supply. Our acquisitions emphasized longer-dated bonds with maturities of 15 to 30 years, a portion of the yield curve that we believed offered better returns for shareholders. Notable new purchases made during the reporting period consisted of higher education bonds issued for the Colorado School of Mines and a number of tax-backed bonds issued by Colorado metropolitan districts.
Nuveen New Mexico Municipal Bond Fund
The Nuveen New Mexico Municipal Bond Fund’s Class A Shares at NAV slightly trailed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Some of this relative underperformance stemmed from the Fund’s credit rating exposure. We were hurt by underweightings in lower rated investment grade and non-investment grade debt. Generally speaking, the lower the bonds’ credit rating, the better they performed during the reporting period, as investors moved down the credit scale in search of yield. However, an underweighting in AAA rated securities, which typically underperformed lower quality credit tiers, was a plus for the Fund’s relative results.
Likewise, sector selection produced mixed performance. The Fund’s overweighting in multi-family housing bonds was a plus in light of the relative outperformance of this higher yielding segment. In contrast, overweighting dedicated-tax bonds detracted, as these securities lagged the index in an environment that favored higher yielding alternatives.
Duration (interest rate) positioning had the biggest positive impact on the Fund’s relative performance. Bonds with longer durations outpaced shorter-term securities, which came under pressure amid interest rate hikes. Accordingly, our overweighting in bonds ten years or longer and underweighting in bonds four years and shorter were advantageous.
Despite relatively tight supply of New Mexico securities, we identified a number of opportunities to add bonds to the portfolio. Our purchases were typically focused in the 17-year duration range, a part of the yield curve we deemed attractively valued, and took place across various market segments. We were particularly active in the higher education, water and sewer, and local general obligation sectors, places where ample supply translated into valuations we found compelling. We also added to Guam Waterworks Authority bonds; we found the yield on these tax-exempt territorial bonds attractive relative to those provided by New Mexico issues and also had a favorable credit outlook for the issuer.
We funded these purchases through a variety of means, including redeploying the proceeds from bond calls and maturities, as well as engaging in a handful of sales. We sold some short-term, lower yielding securities that we believed would be vulnerable to further potential interest rate hikes. We also eliminated U.S. Virgin Islands Port Authority marine revenue bonds based on post-Hurricane Irma credit concerns, given the issuer’s reliance on revenues related to cruise ships and the local economy.
Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.
NUVEEN      7

Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
8      NUVEEN

Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Arizona Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.88%	5.47%	2.46%	4.09%
Class A Shares at maximum Offering Price	(3.32)%	1.04%	1.57%	3.64%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.51%	4.78%	1.86%	3.50%
Class I Shares	0.90%	5.59%	2.64%	4.29%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.40%	4.54%	3.29%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.32%	5.64%	2.99%	4.26%
Class A Shares at maximum Offering Price	(1.95)%	1.24%	2.11%	3.82%
Class C2 Shares	2.04%	5.05%	2.41%	3.70%
Class I Shares	2.43%	5.76%	3.17%	4.46%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.93%	4.72%	3.53%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
10      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.72%
NUVEEN      11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Colorado Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.14%	5.90%	3.09%	4.51%
Class A Shares at maximum Offering Price	(3.09)%	1.43%	2.22%	4.06%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.77%	5.21%	2.54%	3.93%
Class I Shares	1.22%	6.08%	3.31%	4.71%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.72%	5.02%	3.81%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.38%	5.78%	3.60%	4.66%
Class A Shares at maximum Offering Price	(1.92)%	1.36%	2.72%	4.21%
Class C2 Shares	2.00%	5.10%	3.03%	4.09%
Class I Shares	2.46%	5.96%	3.80%	4.87%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.95%	4.91%	4.00%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%
12      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.00%
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Mexico Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.41%	4.52%	1.78%	3.57%
Class A Shares at maximum Offering Price	(3.83)%	0.09%	0.92%	3.13%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Other States Municipal Debt Funds Classification Average	(0.05)%	3.47%	1.56%	3.36%
Class C2 Shares	0.15%	3.98%	1.22%	3.00%
Class I Shares	0.52%	4.73%	1.98%	3.78%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.10%	3.77%	2.75%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.68%	4.50%	2.35%	3.67%
Class A Shares at maximum Offering Price	(2.64)%	0.11%	1.48%	3.23%
Class C2 Shares	1.32%	3.96%	1.80%	3.11%
Class I Shares	1.78%	4.82%	2.55%	3.88%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.17%	3.66%	2.91%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%
14      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.00%
NUVEEN      15

Yields as of November 30, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.62%	1.95%	2.17%	2.95%
SEC 30-Day Yield	1.91%	1.20%	1.45%	2.20%
Taxable-Equivalent Yield (31.3%)[2]	2.78%	1.75%	2.11%	3.20%
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.11%	2.41%	2.69%	3.42%
SEC 30-Day Yield	2.03%	1.32%	1.57%	2.32%
Taxable-Equivalent Yield (31.3%)[2]	2.95%	1.92%	2.29%	3.38%
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.84%	2.15%	2.44%	3.18%
SEC 30-Day Yield	1.88%	1.16%	1.41%	2.16%
Taxable-Equivalent Yield (31.5%)[2]	2.74%	1.69%	2.06%	3.15%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
16      NUVEEN

Holding
Summaries as of November 30, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S Government or agency.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Arizona Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.2%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	2.6%
Net Assets Plus Floating Rate Obligations	100.7%
Floating Rate Obligations	(0.7)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.3%
Education and Civic Organizations	19.1%
Health Care	13.1%
Tax Obligation/General	10.5%
Water and Sewer	10.2%
U.S. Guaranteed	9.6%
Utilities	7.7%
Other	6.5%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	16.2%
AA	54.9%
A	13.5%
BBB	4.4%
BB or Lower	3.1%
N/R (not rated)	7.9%
Total	100%
NUVEEN       17

Holding Summaries as of November 30, 2017 (continued)
Nuveen Colorado Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.7%
Short-Term Municipal Bonds	4.7%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	33.3%
Education and Civic Organizations	15.3%
U.S. Guaranteed	14.0%
Health Care	12.3%
Tax Obligation/General	7.4%
Transportation	5.6%
Other	12.1%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	15.7%
AA	39.4%
A	18.9%
BBB	12.5%
BB or Lower	3.3%
N/R (not rated)	10.2%
Total	100%
18       NUVEEN

Nuveen New Mexico Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	38.7%
Water and Sewer	14.5%
Education and Civic Organizations	11.9%
U.S. Guaranteed	9.5%
Health Care	7.7%
Tax Obligation/General	6.7%
Other	11.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	22.9%
AA	51.3%
A	14.6%
BBB	6.2%
N/R (not rated)	5.0%
Total	100%
NUVEEN       19

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2017.
The beginning of the period is June 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.80	$1,004.00	$1,005.10	$1,009.00
Expenses Incurred During the Period	$ 4.33	$ 8.34	$ 7.09	$ 3.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.76	$1,016.75	$1,018.00	$1,021.76
Expenses Incurred During the Period	$ 4.36	$ 8.39	$ 7.13	$ 3.35
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.41% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
20      NUVEEN

Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.40	$1,007.20	$1,007.70	$1,012.20
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.90	$ 3.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$ 4.15	$ 8.19	$ 6.93	$ 3.14
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.10	$1,001.00	$1,001.50	$1,005.20
Expenses Incurred During the Period	$ 4.32	$ 8.33	$ 7.07	$ 3.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.76	$1,016.75	$1,018.00	$1,021.76
Expenses Incurred During the Period	$ 4.36	$ 8.39	$ 7.13	$ 3.35
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.41% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
NUVEEN      21

Nuveen Arizona Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.2%
	MUNICIPAL BONDS – 97.2%
	Education and Civic Organizations – 18.7%
$ 1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$1,155,110
500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	575,340
2,080	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	AA	2,315,831
940	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,055,075
1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	1,723,800
1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,452,450
230	Arizona Industrial Development Authority Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 144A, 6.000%, 11/01/37	11/27 at 100.00	N/R	229,190
215	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A, 144A, 5.125%, 7/01/37	7/26 at 100.00	BB	227,128
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA-	247,982
25	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017D, 144A, 5.000%, 7/01/37	7/27 at 100.00	BB	26,241
290	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA-	324,873
170	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 144A, 4.250%, 7/01/27	No Opt. Call	BB	169,597
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	AA-	166,763
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C:
105	3.375%, 7/01/42	7/27 at 100.00	AA-	101,834
210	5.000%, 7/01/48	7/27 at 100.00	AA-	240,026
380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 144A, 5.000%, 7/01/36	7/26 at 100.00	BB+	398,339
775	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA-	899,674
1,125	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,270,271
800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	918,784
460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	498,865
22      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 144A, 5.000%, 7/01/46	7/25 at 100.00	BB	$25,859
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	413,644
153	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	10,984
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB-	435,532
105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 144A, 4.000%, 7/01/22	7/19 at 101.00	N/R	103,445
100	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 144A, 4.000%, 7/01/22	7/19 at 101.00	N/R	98,722
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 144A, 5.000%, 7/01/35	7/25 at 100.00	Ba1	225,144
350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 144A, 5.000%, 7/01/41	7/26 at 100.00	Ba1	366,765
160	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	BBB-	161,822
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	1,125,930
1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	1,228,286
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017, 144A:
100	6.000%, 6/15/37	6/26 at 100.00	N/R	102,070
320	6.125%, 6/15/47	6/26 at 100.00	N/R	325,622
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	87,501
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 144A, 6.500%, 2/01/48	2/24 at 100.00	N/R	24,964
215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	199,701
250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 144A, 5.000%, 12/15/34	6/25 at 100.00	BB	252,515
145	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/34 – BAM Insured	7/26 at 100.00	AA	167,730
470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	525,662
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA-	282,980
600	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	650,880
NUVEEN      23

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 144A, 5.000%, 9/01/34	3/25 at 100.00	BB+	$511,855
575	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	627,630
20,008	Total Education and Civic Organizations			21,952,416
	Health Care – 12.0%
590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA-	658,334
500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	533,655
1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	1,576,363
1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,721,672
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,750	5.000%, 1/01/32	1/27 at 100.00	AA-	2,056,617
2,000	5.000%, 1/01/35	1/27 at 100.00	AA-	2,324,300
1,000	5.000%, 1/01/38	1/27 at 100.00	AA-	1,155,260
1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,095,827
295	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	A	324,323
580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	644,653
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
500	5.000%, 8/01/20	No Opt. Call	A	537,285
750	5.250%, 8/01/33	8/23 at 100.00	A	820,837
500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A-	565,930
12,480	Total Health Care			14,015,056
	Housing/Multifamily – 1.7%
1,990	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Alternative Minimum Tax)	2/18 at 100.00	N/R	1,991,095
	Long-Term Care – 1.1%
120	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	119,165
940	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	894,090
220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	235,330
1,280	Total Long-Term Care			1,248,585
24      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 10.3%
$ 550	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	$640,948
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AAA	880,278
860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	945,355
425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aa1	503,345
1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	Aa1	1,158,080
860	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/35	7/27 at 100.00	Aa2	1,017,131
750	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/35	7/27 at 100.00	Aa3	865,912
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AA-	816,705
335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	379,394
1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,277,730
500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	560,240
750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	866,887
800	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	922,928
500	Tucson, Arizona, Certificates of Participation, Refunding Series 2016, 4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	527,810
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
360	4.500%, 7/01/33	7/24 at 100.00	AA-	396,968
335	4.500%, 7/01/34	7/24 at 100.00	AA-	368,343
10,605	Total Tax Obligation/General			12,128,054
	Tax Obligation/Limited – 22.8%
330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	353,054
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	7/22 at 100.00	AA+	1,117,060
2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA	2,139,360
120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	126,318
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,125,940
NUVEEN      25

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 144A, 7.000%, 7/01/41	7/27 at 100.00	N/R	$102,301
500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	576,445
450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 144A, 5.000%, 7/15/39	7/25 at 100.00	N/R	448,209
144	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	145,550
500	Eastmark Community Facilities District No. 1, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – AGM Insured	7/27 at 100.00	AA	569,520
972	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	2/18 at 100.00	N/R	967,694
295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	338,111
179	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	2/18 at 100.00	N/R	179,304
345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	382,198
750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	791,370
285	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	292,339
400	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	428,272
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,069,940
60	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB-	61,543
165	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured	7/27 at 100.00	AA	186,057
900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	1,002,447
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA-	330,681
810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	889,704
500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	570,290
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
520	4.000%, 8/01/33	8/26 at 100.00	AA	556,915
560	4.000%, 8/01/35	8/26 at 100.00	AA	594,065
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	681,456
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	1,020,447
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35	7/25 at 100.00	AAA	1,167,030
880	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AAA	1,050,570
26      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007, 144A:
$ 265	6.000%, 7/15/27	2/18 at 100.00	N/R	$264,984
310	6.050%, 7/15/32	2/18 at 100.00	N/R	309,966
805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	940,063
250	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation Bonds, Series 2007, 5.900%, 7/15/32	2/18 at 100.00	N/R	248,537
500	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/29	7/26 at 100.00	AAA	596,355
1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,679,745
650	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	659,815
985	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,039,549
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	527,690
1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 144A, 5.000%, 7/15/29	7/21 at 100.00	N/R	1,140,489
100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	2/18 at 100.00	N/R	96,935
24,520	Total Tax Obligation/Limited			26,768,318
	Transportation – 3.6%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
390	5.000%, 7/01/40	7/25 at 100.00	A+	445,614
1,315	5.000%, 7/01/45	7/25 at 100.00	A+	1,497,732
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA-	1,121,580
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	AA-	1,152,760
3,705	Total Transportation			4,217,686
	U.S. Guaranteed – 9.4% (6)
635	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2011D, 5.500%, 7/01/26 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (6)	696,881
2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (6)	2,050,920
2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27 (Pre-refunded 7/01/18)	7/18 at 100.00	A1 (6)	2,772,503
25	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	Aa3 (6)	25,537
490	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33 (Pre-refunded 7/15/18)	7/18 at 100.00	N/R (6)	506,508
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)	7/21 at 100.00	BB+ (6)	191,029
NUVEEN      27

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 415	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	$475,723
290	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	318,020
450	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	479,659
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (6)	1,029,440
1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A (6)	1,123,350
1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,403,262
10,410	Total U.S. Guaranteed			11,072,832
	Utilities – 7.6%
760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	837,885
305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A	352,058
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
500	5.000%, 12/01/36	6/25 at 100.00	Aa1	581,580
1,000	5.000%, 12/01/45	6/25 at 100.00	Aa1	1,153,590
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	Aa1	1,176,080
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2017A:
750	5.000%, 1/01/38	1/28 at 100.00	Aa1	894,690
750	5.000%, 1/01/39	1/28 at 100.00	Aa1	893,235
1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	2,203,725
830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	808,785
7,700	Total Utilities			8,901,628
	Water and Sewer – 10.0%
1,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,030,500
1,285	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/35	1/26 at 100.00	AA+	1,486,013
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	567,605
340	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	387,760
28      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 320	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40 (WI/DD, Settling 12/20/17)	7/27 at 100.00	A-	$357,478
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A-	547,565
735	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	811,690
450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	516,479
585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	683,970
1,000	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2016, 5.000%, 7/01/24	No Opt. Call	AA+	1,185,990
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	1,185,215
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,130,050
645	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	2/18 at 100.00	A+	649,141
1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,174,550
10,400	Total Water and Sewer			11,714,006

$ 103,098	Total Long-Term Investments (cost $110,092,669)			114,009,676

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.9%
	MUNICIPAL BONDS – 0.9%
	Health Care – 0.9%
$ 1,100	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West Loan Program, Variable Rate Demand Obligations, Series 2008B, 0.970%, 7/01/35 (7)	1/18 at 100.00	A-1	$ 1,100,000
$ 1,100	Total Short-Term Investments (cost $1,100,000)			1,100,000
	Total Investments (cost $111,192,669) – 98.1%			115,109,676
	Floating Rate Obligations – (0.7)%			(845,000)
	Other Assets Less Liabilities – 2.6%			3,023,468
	Net Assets – 100%			$ 117,288,144
NUVEEN      29

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
30      NUVEEN

Nuveen Colorado Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.7%
	MUNICIPAL BONDS – 95.7%
	Education and Civic Organizations – 15.4%
$ 1,000	Auraria Higher Education Center, Colorado, Parking Enterprise Revenue Bonds, Refunding Series 2015, 4.000%, 4/01/29 – AGM Insured	4/25 at 100.00	AA	$1,081,010
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
290	4.000%, 10/01/24	No Opt. Call	A	311,475
720	3.625%, 10/01/29	10/24 at 100.00	A	728,453
1,005	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,014,879
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 144A:
500	5.000%, 7/01/36	7/25 at 100.00	BB	510,730
500	5.250%, 7/01/46	7/25 at 100.00	BB	510,625
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	2/18 at 100.00	AA	1,000,480
505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	580,497
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 - DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A	528,675
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	542,375
450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	BB+	463,199
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB-	1,039,170
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 144A, 5.125%, 7/01/34	7/24 at 100.00	BB+	1,027,750
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A	1,109,980
880	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	998,360
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 144A, 5.000%, 12/15/45	12/25 at 100.00	BBB-	1,050,560
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016:
280	3.000%, 6/01/19	No Opt. Call	A	286,423
230	4.000%, 6/01/21	No Opt. Call	A	246,806
NUVEEN      31

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	$569,935
500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A-	554,965
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,104,030
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
370	4.000%, 3/01/34	3/27 at 100.00	AA-	396,259
1,000	4.000%, 3/01/35	3/27 at 100.00	AA-	1,066,830
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017A:
1,190	4.000%, 12/01/34	12/27 at 100.00	Aa3	1,275,073
350	4.000%, 12/01/36	12/27 at 100.00	Aa3	372,551
400	4.000%, 12/01/37	12/27 at 100.00	Aa3	424,716
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B:
1,000	5.000%, 12/01/31 (WI/DD, Settling 12/12/17)	12/27 at 100.00	Aa3	1,194,060
1,975	5.000%, 12/01/32 (WI/DD, Settling 12/12/17)	12/27 at 100.00	Aa3	2,348,788
2,375	5.000%, 12/01/33 (WI/DD, Settling 12/12/17)	12/27 at 100.00	Aa3	2,801,859
490	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Red Rocks Community College Project, Series 2016, 3.250%, 11/01/33	11/25 at 100.00	Aa2	498,212
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B:
500	5.000%, 3/01/34	3/27 at 100.00	Aa3	588,560
500	5.000%, 3/01/41	3/27 at 100.00	Aa3	581,045
625	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44	3/23 at 100.00	Aa3	694,475
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,127,900
1,425	Fort Lewis College, Colorado, Enterprise Revenue Bonds, Refunding Series 2016B, 4.000%, 10/01/31	10/26 at 100.00	Aa2	1,534,725
1,000	Metropolitan State University of Denver, Institutional Enterprise Revenue Bonds, Colorado, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,047,390
645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34	6/24 at 100.00	Aa1	692,233
2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	2,263,720
32,205	Total Education and Civic Organizations			35,168,773
	Health Care – 12.4%
2,190	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,371,463
3,535	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016, 4.000%, 5/15/32	5/26 at 100.00	A+	3,775,557
32      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	BBB+	$1,036,420
1,530	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	BBB+	1,572,167
1,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38	11/22 at 100.00	BBB+	1,569,252
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40	1/23 at 100.00	BBB+	1,634,771
2,000	5.250%, 1/01/45	1/23 at 100.00	BBB+	2,160,440
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,500	5.000%, 9/01/31	9/25 at 100.00	A3	3,996,615
1,315	4.000%, 9/01/34	9/25 at 100.00	A3	1,363,800
1,565	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA	1,630,573
1,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA-	1,535,231
575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA-	638,549
1,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A-	1,396,972
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A-	2,206,460
	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB-	540,740
600	5.500%, 9/01/30	3/20 at 100.00	BBB-	621,420
250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB+	269,970
26,370	Total Health Care			28,320,400
	Housing/Multifamily – 0.5%
	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
810	5.000%, 6/01/22	8/18 at 100.00	A	827,512
50	5.500%, 6/01/38	8/18 at 100.00	A	51,174
280	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	2/18 at 100.00	A2	280,779
1,140	Total Housing/Multifamily			1,159,465
	Housing/Single Family – 0.0%
80	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	81,714
NUVEEN      33

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.1%
$ 250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A-	$ 256,675
	Long-Term Care – 4.8%
1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/47	6/27 at 100.00	A-	1,107,480
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 144A, 6.125%, 2/01/46	2/26 at 100.00	N/R	504,275
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	1,797,036
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42 (4), (5)	6/22 at 100.00	N/R	183,467
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	1,070,520
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	BBB+	1,077,600
1,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	1,231,149
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35	6/25 at 100.00	A-	497,894
3,000	5.000%, 6/01/45	6/25 at 100.00	A-	3,267,480
300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	321,927
10,535	Total Long-Term Care			11,058,828
	Tax Obligation/General – 7.4%
1,250	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	Aa2	1,443,762
150	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA	162,282
2,040	Eagle River Fire Protection District, Eagle County, Colorado, General Obligation Bonds, Series 2016, 4.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	2,127,700
	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA-	863,187
2,500	5.000%, 12/01/45	12/26 at 100.00	AA-	2,882,975
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34	12/22 at 100.00	N/R	584,150
1,500	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2017, 4.000%, 12/15/40	12/26 at 100.00	Aa2	1,591,035
505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	572,190
34      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
$ 600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	$614,880
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	516,107
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,493,522
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	12/24 at 100.00	Aa2	1,070,470
1,000	4.000%, 12/01/33	12/24 at 100.00	Aa2	1,065,250
750	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/35	12/26 at 100.00	AA+	805,665
1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A3	1,106,820
15,380	Total Tax Obligation/General			16,899,995
	Tax Obligation/Limited – 29.9%
1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,857,966
1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,430,048
200	Breckenridge, Colorado, Certificates of Participation, Series 2016, 4.000%, 12/01/29	12/26 at 100.00	Aa3	217,964
500	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	501,575
845	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 144A, 5.000%, 12/01/47	12/22 at 103.00	N/R	869,666
500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	565,050
130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	138,146
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	501,960
2,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2017-J, 5.250%, 3/15/42 (WI/DD, Settling 12/07/17)	3/27 at 100.00	Aa2	2,354,700
2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,298,360
1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,100,830
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
1,200	5.000%, 8/01/41 – AGM Insured	8/26 at 100.00	AA	1,378,800
4,000	5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	4,579,640
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	527,135
500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	500,290
975	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	969,335
NUVEEN      35

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa3	$1,355,735
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/29	12/26 at 100.00	Baa2	1,162,590
2,800	5.000%, 12/01/33	12/26 at 100.00	Baa2	3,207,596
500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	502,235
2,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2017B, 5.000%, 12/15/42	12/26 at 100.00	Aa3	2,299,000
1,070	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,224,850
484	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	506,835
500	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	499,290
500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	514,640
500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	490,245
500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	530,190
	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014:
175	3.000%, 12/01/17	No Opt. Call	BBB	175,000
300	4.000%, 12/01/27	12/20 at 100.00	BBB	305,421
800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	864,032
335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	350,557
650	Heather Ridge Metropolitan District 1, Colorado, General Obligation Bonds, Refunding & Improvement Series 2016, 4.000%, 12/01/30 – AGM Insured	12/26 at 100.00	AA	705,699
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	1,022,490
650	High Plains Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2017, 5.000%, 12/01/35 – NPFG Insured	12/27 at 100.00	Baa2	745,784
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	495,765
500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	501,380
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	507,355
36      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016:
$ 825	5.000%, 12/01/36	12/26 at 100.00	BBB+	$914,389
1,805	5.000%, 12/01/41	12/26 at 100.00	BBB+	1,987,449
650	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2017, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	749,983
1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,086,500
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	508,220
500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	496,520
725	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.625%, 12/01/37	12/22 at 103.00	N/R	731,728
500	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Baa3	531,235
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	N/R	1,222,618
235	5.000%, 12/01/45	12/25 at 100.00	A	258,700
40	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007, 5.000%, 12/01/17	No Opt. Call	N/R	40,000
500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	530,650
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 144A, 5.000%, 12/01/40	12/22 at 100.00	N/R	1,557,630
2,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	2,861,525
400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	403,284
500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	505,050
1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	1,045,150
1,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,026,820
200	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 5.000%, 12/01/37 (WI/DD, Settling 12/01/17)	12/27 at 100.00	Ba1	215,998
350	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-2, 5.000%, 12/01/47 (WI/DD, Settling 12/01/17)	12/27 at 100.00	Ba1	374,427
500	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	499,625
150	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016, 4.250%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	166,931
NUVEEN      37

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,112	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	$1,183,513
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	834,922
770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A	786,455
	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A:
525	5.000%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	601,865
1,250	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,423,550
	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	966,690
300	5.000%, 12/01/35	12/26 at 100.00	N/R	312,342
645	5.250%, 12/01/40	12/26 at 100.00	N/R	682,894
	Westminster, Colorado, Certificates of Participation, Series 2015A:
1,500	5.000%, 12/01/35	12/25 at 100.00	AA	1,735,995
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	1,045,960
	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,147,300
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,645,673
500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	527,445
62,671	Total Tax Obligation/Limited			68,367,190
	Transportation – 5.6%
500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB-	558,280
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,062,540
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,083,640
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A	1,149,290
855	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB-	927,769
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	A-	1,104,310
1,675	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A-	1,520,598
750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	832,507
38      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
$ 1,215	5.000%, 12/01/32 – NPFG Insured	12/26 at 100.00	A3	$1,402,159
1,275	5.000%, 12/01/33 – NPFG Insured	12/26 at 100.00	A3	1,463,827
1,000	5.000%, 12/01/34 – NPFG Insured	12/26 at 100.00	A3	1,139,680
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	BBB+	80,602
440	5.375%, 7/15/25	7/20 at 100.00	BBB+	472,846
11,920	Total Transportation			12,798,048
	U.S. Guaranteed – 14.0% (6)
	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	312,345
135	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	140,555
2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (6)	2,268,720
	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
1,365	5.500%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (6)	1,441,658
1,000	5.500%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (6)	1,056,160
2,000	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33 (Pre-refunded 12/15/18)	12/18 at 100.00	AA (6)	2,074,240
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (6)	518,440
350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (6)	382,844
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A (6)	531,750
1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB- (6)	1,105,220
1,070	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (6)	1,124,698
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (6)	549,935
780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (6)	880,870
505	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2002, 5.000%, 12/15/32 (Pre-refunded 12/15/18) – AGM Insured	12/18 at 100.00	AA (6)	523,746
1,200	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48 (Pre-refunded 11/15/18)	11/18 at 100.00	AA (6)	1,247,172
NUVEEN      39

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 295	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	Aaa	$309,782
675	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R (6)	780,732
	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
490	5.500%, 11/01/19 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (6)	508,473
1,270	5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (6)	1,317,879
1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (6)	1,049,770
	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
100	6.125%, 12/01/19 (ETM)	No Opt. Call	N/R (6)	104,322
440	6.625%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (6)	482,896
800	6.875%, 12/01/30 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (6)	881,896
800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (6)	853,432
835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27 (Pre-refunded 12/01/19)	12/19 at 100.00	A (6)	896,890
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	1,038,690
1,835	5.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	1,905,996
340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (6)	352,322
500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23 (Pre-refunded 1/31/18)	1/18 at 100.00	BBB- (6)	501,340
2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (6)	2,261,460
1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 (Pre-refunded 8/15/18) – AGC Insured	8/18 at 100.00	AA (6)	1,029,040
	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	519,345
105	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	109,062
45	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (6)	46,741
	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
335	5.750%, 6/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (6)	355,616
500	5.375%, 6/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa1 (6)	528,015
1,095	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (6)	1,148,688
985	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (6)	1,038,880
30,150	Total U.S. Guaranteed			32,179,620
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 1.5%
$ 1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB-	$1,070,800
205	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB-	208,065
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35	11/25 at 100.00	AA	536,580
1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	1,653,197
3,000	Total Utilities			3,468,642
	Water and Sewer – 4.1%
715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	778,177
765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	808,001
500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA-	550,195
1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,051,080
1,250	Denver City and County Board of Water Commissioners, Colorado, Water Revenue Bonds, Green Series 2017A, 4.000%, 9/15/42	9/27 at 100.00	AAA	1,345,337
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
650	5.000%, 11/15/32	11/25 at 100.00	AA-	761,859
1,565	4.000%, 11/15/35	11/25 at 100.00	AA-	1,672,625
	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	506,040
450	4.000%, 12/01/31	12/25 at 100.00	AA	485,082
500	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	581,560
250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/22	No Opt. Call	A-	277,850
525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGM Insured	12/22 at 100.00	AA	576,660
8,670	Total Water and Sewer			9,394,466

$ 202,371	Total Long-Term Investments (cost $210,739,796)			219,153,816

NUVEEN      41

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.7%
	MUNICIPAL BONDS – 4.7%
	Tax Obligation/Limited – 3.6%
$ 2,875	Denver, Colorado, Certificates of Participation, Variable Rate Demand Obligations, Refunding Series 2008A-1, 0.920%, 12/01/29 (7)	2/18 at 100.00	A-1	$2,875,000
5,320	Denver, Colorado, Certificates of Participation, Denver Botanic Gardens Parking, Variable Rate Demand Obligations, Series 2008-A2, 0.920%, 12/01/29 (7)	2/18 at 100.00	A-1	5,320,000
8,195	Total Tax Obligation/Limited			8,195,000
	Housing/Multifamily – 1.1%
2,485	Colorado Housing and Finance Authority, Multifamily Project Bonds, Class I Adjustable Rate Bonds, Variable Rate Demand Obligations, Series 2007-B2, 1.070%, 4/01/38 (Alternative Minimum Tax) (7)	1/18 at 100.00	A-1+	2,485,000
$ 10,680	Total Short-Term Investments (cost $10,680,000)			10,680,000
	Total Investments (cost $221,419,796) – 100.4%			229,833,816
	Other Assets Less Liabilities – (0.4)%			(915,149)
	Net Assets – 100%			$ 228,918,667
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
42      NUVEEN

Nuveen New Mexico Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.3%
	MUNICIPAL BONDS – 99.3%
	Education and Civic Organizations – 11.9%
$ 3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding & Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A-	$3,248,640
1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,526,980
500	New Mexico State University, Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AA-	574,655
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2016A, 4.500%, 6/01/36	6/26 at 100.00	AA	1,153,901
1,225	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,313,065
750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	823,388
1,000	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2014C, 5.000%, 6/01/35	6/24 at 100.00	AA	1,141,870
8,910	Total Education and Civic Organizations			9,782,499
	Health Care – 7.6%
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	2/18 at 100.00	A3	1,253,725
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	2/18 at 100.00	A-	1,253,288
805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	889,831
1,545	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,748,198
1,010	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A, 5.000%, 8/01/46	11/27 at 100.00	AA	1,157,935
5,860	Total Health Care			6,302,977
	Housing/Multifamily – 2.7%
1,190	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA	1,249,143
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	2/18 at 100.00	N/R	1,000,700
2,190	Total Housing/Multifamily			2,249,843
	Housing/Single Family – 2.1%
705	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	724,401
190	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	203,319
NUVEEN      43

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 1	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	$533,759
245	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	250,988
1,141	Total Housing/Single Family			1,712,467
	Long-Term Care – 3.3%
600	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	628,674
1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,061,510
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	5/22 at 100.00	BBB-	1,038,290
2,600	Total Long-Term Care			2,728,474
	Tax Obligation/General – 6.6%
1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	Aa1	1,391,206
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds, School Building Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Aa2	1,187,320
1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa2	1,166,530
515	Silver City Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2017, 4.000%, 8/01/37	8/25 at 100.00	Aa2	543,129
1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa2	1,178,630
4,810	Total Tax Obligation/General			5,466,815
	Tax Obligation/Limited – 38.5%
600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	688,362
1,195	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	AAA	1,374,178
500	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C, 4.000%, 7/01/34	7/26 at 100.00	AAA	537,155
1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,782,587
1,240	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2017A, 4.000%, 6/15/34	6/27 at 100.00	AAA	1,346,404
475	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	509,309
200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	198,898
1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	BBB+	1,127,840
600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	649,890
1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,147,710
44      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	$542,955
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	A	954,981
500	5.250%, 1/01/36	1/22 at 100.00	A	534,970
1,575	Los Alamos County Incorporated, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	AA+	1,741,446
250	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	229,800
810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	849,641
1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37 – BAM Insured	10/26 at 100.00	AA	1,050,050
2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,679,554
770	Roswell, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2017, 4.000%, 8/01/34	8/27 at 100.00	AA	824,778
1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	6/24 at 100.00	A+	1,155,212
4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,786,960
1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA+	1,167,200
1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,105,320
600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	566,082
1,000	Ventana West Public Improvement District, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	1,047,690
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 144A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,110,760
500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	515,340
500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 144A, 6.000%, 5/01/40	5/20 at 103.00	N/R	508,960
28,500	Total Tax Obligation/Limited			31,734,032
	U.S. Guaranteed – 9.5% (4)
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A:
650	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	671,320
1,370	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	AA (4)	1,414,936
2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	2,111,820
NUVEEN      45

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
$ 1,095	5.000%, 6/01/24 (Pre-refunded 6/01/20)	6/20 at 100.00	AA (4)	$1,185,304
1,255	5.000%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	AA (4)	1,358,500
1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	1,051,280
7,370	Total U.S. Guaranteed			7,793,160
	Utilities – 2.7%
1,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	1,196,195
1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,067,750
2,100	Total Utilities			2,263,945
	Water and Sewer – 14.4%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015:
1,000	5.000%, 7/01/32	7/25 at 100.00	AA+	1,167,030
1,000	4.000%, 7/01/33	7/25 at 100.00	AA+	1,070,090
1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2017, 5.000%, 7/01/32	7/27 at 100.00	AA+	1,196,630
805	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	AA+	947,115
320	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40 (WI/DD, Settling 12/20/17)	7/27 at 100.00	A-	357,478
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,120,905
1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AAA	1,316,115
1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41	6/26 at 100.00	AAA	1,158,690
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2017E:
715	5.000%, 6/01/37 (WI/DD, Settling 11/30/17)	6/27 at 100.00	AAA	844,007
250	5.000%, 6/01/38	6/27 at 100.00	AAA	294,653
705	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Improvement Series 2017, 5.000%, 6/01/37 – BAM Insured	6/26 at 100.00	AA	804,335
1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,594,350
10,435	Total Water and Sewer			11,871,398

$ 73,916	Total Long-Term Investments (cost $78,642,861)			81,905,610
	Other Assets Less Liabilities – 0.7%			568,839
	Net Assets – 100%			$ 82,474,449
46      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      47

Statement of
Assets and Liabilities
November 30, 2017 (Unaudited)
	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $110,092,669, $210,739,796 and $78,642,861, respectively)	$114,009,676	$219,153,816	$81,905,610
Short-term investments, at value (cost approximates value)	1,100,000	10,680,000	—
Cash	225,996	657,669	849,951
Receivable for:
Interest	2,014,780	3,580,214	1,298,880
Investments sold	1,061,000	4,694,625	25,258
Shares sold	458,700	150,761	18,138
Other assets	8,234	3,652	2,602
Total assets	118,878,386	238,920,737	84,100,439
Liabilities
Floating rate obligations	845,000	—	—
Payable for:
Dividends	105,457	116,925	41,353
Investments purchased	358,608	9,400,968	1,215,271
Shares redeemed	152,945	261,360	268,793
Accrued expenses:
Management fees	48,849	96,470	34,988
Trustees fees	580	1,122	418
12b-1 distribution and service fees	15,231	33,193	15,264
Other	63,572	92,032	49,903
Total liabilities	1,590,242	10,002,070	1,625,990
Net assets	$117,288,144	$228,918,667	$82,474,449
Class A Shares
Net assets	$ 52,345,617	$100,035,775	$48,445,219
Shares outstanding	4,862,394	9,335,095	4,693,598
Net asset value ("NAV") per share	$ 10.77	$ 10.72	$ 10.32
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.24	$ 11.19	$ 10.77
Class C Shares
Net assets	$ 4,486,926	$ 13,316,051	$ 3,167,131
Shares outstanding	417,017	1,245,919	306,432
NAV and offering price per share	$ 10.76	$ 10.69	$ 10.34
Class C2 Shares
Net assets	$ 4,617,712	$ 7,697,636	$ 7,286,634
Shares outstanding	428,981	720,184	706,031
NAV and offering price per share	$ 10.76	$ 10.69	$ 10.32
Class I Shares
Net assets	$ 55,837,889	$107,869,205	$23,575,465
Shares outstanding	5,174,489	10,076,504	2,271,582
NAV and offering price per share	$ 10.79	$ 10.71	$ 10.38
Net assets consist of:
Capital paid-in	$117,033,827	$222,529,654	$81,596,418
Undistributed (Over-distribution of) net investment income	277,050	309,942	14,161
Accumulated net realized gain (loss)	(3,939,740)	(2,334,949)	(2,398,879)
Net unrealized appreciation (depreciation)	3,917,007	8,414,020	3,262,749
Net assets	$117,288,144	$228,918,667	$82,474,449
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
48      NUVEEN

Statement of
Operations
Six Months Ended November 30, 2017 (Unaudited)
	Arizona	Colorado	New Mexico
Investment Income	$2,169,126	$ 4,552,167	$1,598,498
Expenses
Management fees	292,837	574,197	212,611
12b-1 service fees - Class A Shares	51,304	95,123	49,369
12b-1 distibution and service fees - Class C Shares	23,253	68,348	16,423
12b-1 distibution and service fees - Class C2 Shares	17,607	31,425	29,029
Shareholder servicing agent fees	18,821	41,225	13,379
Interest expense	6,073	—	—
Custodian fees	19,698	27,106	14,693
Trustees fees	1,964	3,831	1,430
Professional fees	17,522	20,413	16,508
Shareholder reporting expenses	11,070	19,212	9,385
Federal and state registration fees	7,612	3,479	4,207
Other	8,289	6,475	1,947
Total expenses	476,050	890,834	368,981
Net investment income (loss)	1,693,076	3,661,333	1,229,517
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	71,715	91,020	(8,991)
Change in net unrealized appreciation (depreciation) of investments	(833,252)	(1,395,086)	(876,527)
Net realized and unrealized gain (loss)	(761,537)	(1,304,066)	(885,518)
Net increase (decrease) in net assets from operations	$ 931,539	$ 2,357,267	$ 343,999
See accompanying notes to financial statements.
NUVEEN      49

Statement of
Changes in Net Assets
(Unaudited)
	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 1,693,076	$ 3,283,542	$ 3,661,333	$ 6,962,042	$ 1,229,517	$ 2,503,080
Net realized gain (loss) from investments	71,715	(664,170)	91,020	(1,220,320)	(8,991)	(156,909)
Change in net unrealized appreciation (depreciation) of investments	(833,252)	(1,889,691)	(1,395,086)	(4,552,701)	(876,527)	(1,893,959)
Net increase (decrease) in net assets from operations	931,539	729,681	2,357,267	1,189,021	343,999	452,212
Distributions to Shareholders
From net investment income:
Class A Shares	(684,488)	(1,417,647)	(1,513,415)	(2,892,316)	(722,813)	(1,542,339)
Class C Shares	(44,063)	(84,499)	(160,986)	(287,512)	(34,786)	(69,978)
Class C2 Shares	(49,708)	(141,703)	(110,313)	(257,386)	(93,428)	(237,003)
Class I Shares	(780,512)	(1,602,985)	(1,780,468)	(3,309,697)	(361,082)	(685,808)
Decrease in net assets from distributions to shareholders	(1,558,771)	(3,246,834)	(3,565,182)	(6,746,911)	(1,212,109)	(2,535,128)
Fund Share Transactions
Proceeds from sale of shares	14,695,294	43,028,236	29,195,404	71,482,925	6,270,772	19,031,479
Proceeds from shares issued to shareholders due to reinvestment of distributions	927,719	1,991,115	2,845,752	5,258,137	961,854	1,969,723
	15,623,013	45,019,351	32,041,156	76,741,062	7,232,626	21,001,202
Cost of shares redeemed	(9,233,198)	(37,676,512)	(18,646,808)	(55,064,882)	(6,444,068)	(23,613,470)
Net increase (decrease) in net assets from Fund share transactions	6,389,815	7,342,839	13,394,348	21,676,180	788,558	(2,612,268)
Net increase (decrease) in net assets	5,762,583	4,825,686	12,186,433	16,118,290	(79,552)	(4,695,184)
Net assets at the beginning of period	111,525,561	106,699,875	216,732,234	200,613,944	82,554,001	87,249,185
Net assets at the end of period	$117,288,144	$111,525,561	$228,918,667	$216,732,234	$82,474,449	$ 82,554,001
Undistributed (Over-distribution of) net investment income at the end of period	$ 277,050	$ 142,745	$ 309,942	$ 213,791	$ 14,161	$ (3,247)
See accompanying notes to financial statements.
50      NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN      51

Financial
Highlights (Unaudited)
Arizona
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2018(e)	$10.82	$0.16	$(0.06)	$0.10	$(0.15)	$ —	$(0.15)	$10.77
2017	11.03	0.30	(0.21)	0.09	(0.30)	—	(0.30)	10.82
2016	10.73	0.35	0.30	0.65	(0.35)	—	(0.35)	11.03
2015	10.68	0.39	0.05	0.44	(0.39)	—	(0.39)	10.73
2014	10.97	0.42	(0.29)	0.13	(0.42)	—	(0.42)	10.68
2013	11.03	0.43	(0.06)	0.37	(0.43)	—	(0.43)	10.97
Class C (02/14)
2018(e)	10.82	0.11	(0.07)	0.04	(0.10)	—	(0.10)	10.76
2017	11.02	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.82
2016	10.73	0.26	0.29	0.55	(0.26)	—	(0.26)	11.02
2015	10.68	0.29	0.06	0.35	(0.30)	—	(0.30)	10.73
2014(f)	10.42	0.04	0.32	0.36	(0.10)	—	(0.10)	10.68
Class C2 (02/94)(g)
2018(e)	10.82	0.13	(0.07)	0.06	(0.12)	—	(0.12)	10.76
2017	11.03	0.24	(0.21)	0.03	(0.24)	—	(0.24)	10.82
2016	10.73	0.29	0.30	0.59	(0.29)	—	(0.29)	11.03
2015	10.68	0.33	0.05	0.38	(0.33)	—	(0.33)	10.73
2014	10.97	0.36	(0.29)	0.07	(0.36)	—	(0.36)	10.68
2013	11.02	0.36	(0.05)	0.31	(0.36)	—	(0.36)	10.97
Class I (02/97)
2018(e)	10.85	0.17	(0.07)	0.10	(0.16)	—	(0.16)	10.79
2017	11.06	0.32	(0.21)	0.11	(0.32)	—	(0.32)	10.85
2016	10.76	0.37	0.30	0.67	(0.37)	—	(0.37)	11.06
2015	10.70	0.41	0.06	0.47	(0.41)	—	(0.41)	10.76
2014	10.99	0.44	(0.29)	0.15	(0.44)	—	(0.44)	10.70
2013	11.04	0.45	(0.05)	0.40	(0.45)	—	(0.45)	10.99
52      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.88%	$52,346	0.87%*	0.86%*	2.91%*	6%
0.84	50,367	0.86	0.85	2.79	24
6.20	50,521	0.87	0.86	3.23	9
4.16	46,518	0.87	0.86	3.61	14
1.36	42,382	0.89	0.88	3.99	10
3.36	49,239	0.88	0.87	3.84	3

0.40	4,487	1.67*	1.66*	2.12*	6
0.12	4,789	1.66	1.65	1.98	24
5.23	3,287	1.67	1.66	2.37	9
3.32	1,389	1.67	1.66	2.65	14
3.47	93	1.69*	1.68*	3.06*	10

0.51	4,618	1.42*	1.41*	2.37*	6
0.29	4,736	1.41	1.40	2.24	24
5.62	7,032	1.42	1.41	2.69	9
3.58	7,453	1.42	1.41	3.07	14
0.77	9,138	1.44	1.43	3.44	10
2.85	11,637	1.42	1.41	3.29	3

0.90	55,838	0.67*	0.66*	3.11*	6
1.05	51,634	0.66	0.65	2.99	24
6.36	45,861	0.67	0.66	3.42	9
4.42	36,133	0.67	0.66	3.80	14
1.53	25,458	0.69	0.68	4.18	10
3.61	27,398	0.68	0.67	4.04	3
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      53

Financial Highlights (Unaudited) (continued)
Colorado
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2018(f)	$10.77	$0.18	$(0.06)	$ 0.12	$(0.17)	$ —	$(0.17)	$10.72
2017	11.03	0.35	(0.27)	0.08	(0.34)	—	(0.34)	10.77
2016	10.70	0.37	0.35	0.72	(0.39)	—	(0.39)	11.03
2015	10.63	0.40	0.08	0.48	(0.41)	—	(0.41)	10.70
2014	10.70	0.42	(0.09)	0.33	(0.40)	—	(0.40)	10.63
2013	10.66	0.40	0.04	0.44	(0.40)	—	(0.40)	10.70
Class C (02/14)
2018(f)	10.74	0.13	(0.05)	0.08	(0.13)	—	(0.13)	10.69
2017	11.00	0.26	(0.27)	(0.01)	(0.25)	—	(0.25)	10.74
2016	10.67	0.27	0.36	0.63	(0.30)	—	(0.30)	11.00
2015	10.60	0.30	0.09	0.39	(0.32)	—	(0.32)	10.67
2014(g)	10.26	0.06	0.38	0.44	(0.10)	—	(0.10)	10.60
Class C2 (02/97)(h)
2018(f)	10.75	0.15	(0.07)	0.08	(0.14)	—	(0.14)	10.69
2017	11.00	0.29	(0.26)	0.03	(0.28)	—	(0.28)	10.75
2016	10.67	0.31	0.35	0.66	(0.33)	—	(0.33)	11.00
2015	10.60	0.34	0.08	0.42	(0.35)	—	(0.35)	10.67
2014	10.66	0.36	(0.08)	0.28	(0.34)	—	(0.34)	10.60
2013	10.63	0.34	0.03	0.37	(0.34)	—	(0.34)	10.66
Class I (02/97)
2018(f)	10.76	0.19	(0.06)	0.13	(0.18)	—	(0.18)	10.71
2017	11.02	0.37	(0.27)	0.10	(0.36)	—	(0.36)	10.76
2016	10.68	0.39	0.35	0.74	(0.40)	—	(0.40)	11.02
2015	10.61	0.42	0.07	0.49	(0.42)	—	(0.42)	10.68
2014	10.67	0.44	(0.08)	0.36	(0.42)	—	(0.42)	10.61
2013	10.64	0.42	0.03	0.45	(0.42)	—	(0.42)	10.67
54      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.14%	$100,036	0.82%*	0.82%*	3.25%*	0.82%*	0.82%*	3.25%*	5%
0.76	90,426	0.83	0.83	3.22	0.83	0.83	3.22	17
6.79	87,255	0.84	0.84	3.39	0.84	0.84	3.39	6
4.52	61,292	0.86	0.86	3.71	0.86	0.86	3.71	8
3.27	51,042	0.87	0.87	4.11	0.87	0.87	4.11	12
4.17	59,700	0.86	0.86	3.73	0.86	0.86	3.73	6

0.72	13,316	1.62*	1.62*	2.45*	1.62*	1.62*	2.45*	5
(0.07)	13,405	1.63	1.63	2.43	1.63	1.63	2.43	17
5.93	9,640	1.64	1.64	2.51	1.64	1.64	2.51	6
3.69	2,382	1.65	1.65	2.80	1.65	1.65	2.80	8
4.27	481	1.64*	1.64*	3.05*	1.64*	1.64*	3.05*	12

0.77	7,698	1.37*	1.37*	2.70*	1.37*	1.37*	2.70*	5
0.27	8,877	1.38	1.38	2.67	1.38	1.38	2.67	17
6.23	10,639	1.39	1.39	2.86	1.39	1.39	2.86	6
3.95	10,561	1.41	1.41	3.18	1.41	1.41	3.18	8
2.77	11,744	1.42	1.42	3.56	1.42	1.42	3.56	12
3.51	16,227	1.41	1.41	3.16	1.41	1.41	3.16	6

1.22	107,869	0.62*	0.62*	3.45*	0.62*	0.62*	3.45*	5
0.93	104,024	0.63	0.63	3.43	0.63	0.63	3.43	17
7.08	93,080	0.64	0.64	3.59	0.64	0.64	3.59	6
4.71	67,805	0.66	0.66	3.90	0.66	0.66	3.90	8
3.55	47,018	0.66	0.66	4.30	0.66	0.66	4.30	12
4.25	63,242	0.66	0.66	3.93	0.66	0.66	3.93	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2017.
(g)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      55

Financial Highlights (Unaudited) (continued)
New Mexico
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2018(e)	$10.43	$0.16	$(0.12)	$ 0.04	$(0.15)	$ —	$(0.15)	$10.32
2017	10.66	0.31	(0.23)	0.08	(0.31)	—	(0.31)	10.43
2016	10.42	0.32	0.25	0.57	(0.33)	—	(0.33)	10.66
2015	10.41	0.34	—**	0.34	(0.33)	—	(0.33)	10.42
2014	10.71	0.35	(0.31)	0.04	(0.34)	—	(0.34)	10.41
2013	10.85	0.36	(0.15)	0.21	(0.35)	—	(0.35)	10.71
Class C (02/14)
2018(e)	10.44	0.11	(0.10)	0.01	(0.11)	—	(0.11)	10.34
2017	10.67	0.23	(0.23)	—	(0.23)	—	(0.23)	10.44
2016	10.43	0.24	0.25	0.49	(0.25)	—	(0.25)	10.67
2015	10.42	0.25	0.01	0.26	(0.25)	—	(0.25)	10.43
2014(f)	10.17	0.02	0.30	0.32	(0.07)	—	(0.07)	10.42
Class C2 (02/97)(g)
2018(e)	10.43	0.13	(0.11)	0.02	(0.13)	—	(0.13)	10.32
2017	10.66	0.25	(0.22)	0.03	(0.26)	—	(0.26)	10.43
2016	10.43	0.27	0.24	0.51	(0.28)	—	(0.28)	10.66
2015	10.42	0.28	0.01	0.29	(0.28)	—	(0.28)	10.43
2014	10.72	0.29	(0.31)	(0.02)	(0.28)	—	(0.28)	10.42
2013	10.86	0.30	(0.14)	0.16	(0.30)	—	(0.30)	10.72
Class I (02/97)
2018(e)	10.49	0.17	(0.11)	0.06	(0.17)	—	(0.17)	10.38
2017	10.72	0.33	(0.22)	0.11	(0.34)	—	(0.34)	10.49
2016	10.48	0.35	0.24	0.59	(0.35)	—	(0.35)	10.72
2015	10.47	0.36	—**	0.36	(0.35)	—	(0.35)	10.48
2014	10.78	0.37	(0.32)	0.05	(0.36)	—	(0.36)	10.47
2013	10.91	0.38	(0.14)	0.24	(0.37)	—	(0.37)	10.78
56      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.41%	$48,445	0.86%*	0.86%*	2.98%*	3%
0.81	48,582	0.86	0.86	2.96	14
5.55	52,931	0.87	0.87	3.08	9
3.29	50,356	0.84	0.84	3.23	19
0.48	50,336	0.86	0.86	3.42	17
1.93	56,335	0.84	0.84	3.26	7

0.10	3,167	1.66*	1.66*	2.17*	3
0.01	3,319	1.66	1.66	2.16	14
4.71	2,762	1.66	1.66	2.25	9
2.47	1,468	1.64	1.64	2.35	19
3.20	396	1.65*	1.65*	2.29*	17

0.15	7,287	1.41*	1.41*	2.43*	3
0.29	8,168	1.41	1.41	2.41	14
4.91	10,969	1.42	1.42	2.54	9
2.76	13,539	1.39	1.39	2.69	19
(0.05)	17,850	1.41	1.41	2.88	17
1.43	27,167	1.39	1.39	2.71	7

0.52	23,575	0.66*	0.66*	3.18*	3
1.04	22,485	0.66	0.66	3.15	14
5.75	20,587	0.66	0.66	3.27	9
3.51	16,302	0.64	0.64	3.43	19
0.62	14,421	0.66	0.66	3.59	17
2.24	13,720	0.64	0.64	3.46	7

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2017.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      57

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Arizona	Colorado	New Mexico
Outstanding when-issued/delayed delivery purchase commitments	$358,608	$9,400,968	$1,215,271
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
58      NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
NUVEEN      59

Notes to Financial Statements (Unaudited) (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$114,009,676	$ —	$114,009,676
Short-Term Investments*:
Municipal Bonds	—	1,100,000	—	1,100,000
Total	$ —	$115,109,676	$ —	$115,109,676

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$218,970,349	$183,467**	$219,153,816
Short-Term Investments*:
Municipal Bonds	—	10,680,000	—	10,680,000
Total	$ —	$229,650,349	$183,467	$229,833,816
60      NUVEEN

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$81,905,610	$ —	$81,905,610

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse
NUVEEN      61

Notes to Financial Statements (Unaudited) (continued)
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$ —	$ —
Average annual interest rate and fees	1.43%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
62      NUVEEN

As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
NUVEEN      63

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/17		Year Ended 5/31/17
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	440,916	$ 4,778,674	1,277,777	$ 13,806,745
Class C	30,003	324,819	265,766	2,894,758
Class C2	376	4,067	1,882	20,406
Class I	883,642	9,587,734	2,419,903	26,306,327
Shares issued to shareholders due to reinvestment of distributions:
Class A	40,618	439,005	88,552	958,791
Class C	3,807	41,130	7,370	79,658
Class C2	3,783	40,877	8,616	93,398
Class I	37,543	406,707	79,373	859,268
	1,440,688	15,623,013	4,149,239	45,019,351
Shares redeemed:
Class A	(272,948)	(2,953,170)	(1,294,060)	(13,774,137)
Class C	(59,495)	(643,138)	(128,626)	(1,375,055)
Class C2	(12,820)	(138,907)	(210,546)	(2,272,582)
Class I	(505,857)	(5,497,983)	(1,888,321)	(20,254,738)
	(851,120)	(9,233,198)	(3,521,553)	(37,676,512)
Net increase (decrease)	589,568	$ 6,389,815	627,686	$ 7,342,839

	Six Months Ended 11/30/17		Year Ended 5/31/17
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,330,232	$ 14,325,644	2,702,940	$ 29,389,904
Class C	160,579	1,723,185	564,901	6,171,755
Class C2	607	6,512	14,896	158,090
Class I	1,220,448	13,140,063	3,324,036	35,763,176
Shares issued to shareholders due to reinvestment of distributions:
Class A	132,876	1,428,618	253,749	2,740,394
Class C	14,526	155,768	25,605	275,281
Class C2	9,314	99,911	20,261	218,521
Class I	108,129	1,161,455	187,831	2,023,941
	2,976,711	32,041,156	7,094,219	76,741,062
Shares redeemed:
Class A	(520,729)	(5,608,637)	(2,472,646)	(26,361,431)
Class C	(176,817)	(1,899,563)	(219,223)	(2,339,726)
Class C2	(115,783)	(1,244,490)	(176,111)	(1,889,943)
Class I	(918,387)	(9,894,118)	(2,294,198)	(24,473,782)
	(1,731,716)	(18,646,808)	(5,162,178)	(55,064,882)
Net increase (decrease)	1,244,995	$ 13,394,348	1,932,041	$ 21,676,180

64      NUVEEN

	Six Months Ended 11/30/17		Year Ended 5/31/17
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	337,474	$ 3,516,810	306,599	$ 3,235,579
Class C	39,860	415,930	144,174	1,521,183
Class C2	1,076	11,186	4,064	42,530
Class I	222,347	2,326,846	1,363,207	14,232,187
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,173	604,309	124,088	1,297,224
Class C	3,038	31,603	5,555	57,961
Class C2	7,366	76,538	17,231	180,264
Class I	23,880	249,404	41,386	434,274
	693,214	7,232,626	2,006,304	21,001,202
Shares redeemed:
Class A	(360,287)	(3,746,548)	(737,587)	(7,641,267)
Class C	(54,240)	(565,366)	(90,724)	(948,980)
Class C2	(85,580)	(890,723)	(266,698)	(2,783,202)
Class I	(118,703)	(1,241,431)	(1,180,643)	(12,240,021)
	(618,810)	(6,444,068)	(2,275,652)	(23,613,470)
Net increase (decrease)	74,404	$ 788,558	(269,348)	$ (2,612,268)
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Arizona	Colorado	New Mexico
Purchases	$8,594,975	$21,008,127	$4,810,902
Sales and maturities	6,867,337	11,450,485	2,555,182
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of November 30, 2017.
	Arizona	Colorado	New Mexico
Tax cost of investments	$110,308,720	$221,504,680	$78,642,128
Gross unrealized:
Appreciation	$ 4,406,770	$ 9,053,366	$ 3,450,034
Depreciation	(451,276)	(724,230)	(186,552)
Net unrealized appreciation (depreciation) of investments	$ 3,955,494	$ 8,329,136	$ 3,263,482
NUVEEN      65

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2017, the Funds' last tax year end, as follows:
	Arizona	Colorado	New Mexico
Capital paid-in	$ —	$(214,504)	$(57,864)
Undistributed (Over-distribution of) net investment income	(486)	(3,755)	—
Accumulated net realized gain (loss)	486	218,259	57,864
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' last tax year end, were as follows:
	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$223,420	$706,161	$197,128
Undistributed net ordinary income[2]	119,770	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,215,189	$6,720,978	$2,553,409
Distributions from net ordinary income[2]	31,979	—	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2017, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
	Arizona	Colorado	New Mexico
Expiration:
May 31, 2018	$1,053,409	$ —	$ —
Not subject to expiration	2,958,046	2,319,110	2,389,888
Total	$4,011,455	$2,319,110	$2,389,888
As of May 31, 2017, the Funds' last tax year end, the following Funds' capital loss carryforwards expired as follows:
	Colorado	New Mexico
Expired capital loss carryforwards	$214,504	$57,864
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
66      NUVEEN

For the period June 1, 2017 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500
Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2017, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Arizona	0.1595%
Colorado	0.1690%
New Mexico	0.1595%
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
NUVEEN      67

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Arizona
Purchases	$ —
Sales	971,978
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Arizona	Colorado	New Mexico
Sales charges collected	$69,930	$171,438	$42,058
Paid to financial intermediaries	64,880	161,093	39,693
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Arizona	Colorado	New Mexico
Commission advances	$33,546	$110,068	$29,210
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Arizona	Colorado	New Mexico
12b-1 fees retained	$6,787	$21,788	$5,820
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Arizona	Colorado	New Mexico
CDSC retained	$5,240	$12,754	$13,482
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Op
68      NUVEEN

erations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  New Accounting Pronouncements
Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
NUVEEN      69

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
70      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
NUVEEN      71

Glossary of Terms Used in this Report (continued)
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
72      NUVEEN

Notes
NUVEEN      73

Notes
74      NUVEEN

Notes
NUVEEN      75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-MS2-1117P366885-INV-B-01/19

Mutual Funds
Nuveen Municipal
Bond Funds

It's not what you earn, it's what you keep.®
Semi-Annual Report November 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX

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or

Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices steadily climbed during 2017, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.
Negotiations surrounding the budget showdown are in the forefront, as Congress debates the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness during 2017 has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
January 22, 2018

4      NUVEEN

Portfolio Managers’
Comments
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Steve has managed the Maryland and Virginia Funds since 2016 and Paul has managed the Pennsylvania Fund since 2011.
How did the Funds perform during the six-month reporting period ended November 30, 2017?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year, five-year, ten-year and/or since-inception periods ended November 30, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.
For the six-month reporting period, the Class A Shares at NAV of the Maryland, Pennsylvania and Virginia Funds outperformed both the S&P Municipal Bond Index and their respective Lipper classification averages.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2017?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Maryland Municipal Bond Fund
The Nuveen Maryland Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017, with relative results boosted most by the portfolio’s credit quality positioning.
The lower a bond’s credit quality, the better it performed during the reporting period, as investors, in search of yield, continued to target lower rated bonds. Against this backdrop, the Fund’s significant overweighting in bonds in the lowest tiers of the investment grade universe (BBB and A), as well as its meaningfully larger exposure to non-rated bonds, aided performance. A corresponding underweighting in AA and AAA rated securities, the top credit rating tiers, also proved advantageous, since they trailed the index.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Managers’ Comments (continued)
Yield curve positioning also added value, particularly the Fund’s overweighting in bonds 10 years and longer. These intermediate- and longer-term bonds generally outperformed the index, bolstered by their comparatively high income. These securities were also supported by relatively stable yields in that market segment. The Fund’s underweighting in two- to six-year bonds, which lagged longer-term securities, also proved advantageous.
Detracting from performance, however, was the Fund’s slight overweighting in securities with durations less than two years; these bonds lagged as their yields moved higher along with Federal Reserve short-term interest rate hikes.
Sector selection had a mixed effect on relative performance. On the positive side, an overweighting in health care bonds was beneficial. Like other higher yielding securities, health care bonds attracted robust demand, especially in light of stalled attempts at federal health care reform. Also helping the Fund’s relative performance was its underweighting in the general obligation (GO)/tax-supported sector, which trailed the index.
In contrast, the Fund’s performance was hindered by its small exposure to transportation bonds, reflecting a relative dearth of such opportunities in the Maryland marketplace. In addition, the Fund’s overweighting in pre-refunded bonds detracted, as these higher quality, shorter-maturity bonds drew comparatively less investor interest.
In terms of security selection, a number of individual Fund holdings generated better-than-average price gains as well as our below investment grade holdings in FirstEnergy Solutions bonds. Bonds from this investor-owned utility, which had fallen to depressed levels when the company had pondered bankruptcy, mounted a partial comeback this reporting period. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. We continue to closely monitor and assess developments at the company, because we see a reasonable possibility that the bonds could rebound further. Therefore, we maintained the Fund's exposure to this issue. Also, the Fund’s small equity position in American Airlines Group Inc. added value. These shares came to the Fund several years ago when the company converted its unsecured private activity municipal bonds to equity as a result of a restructuring in bankruptcy after its merger with US Airways. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
Throughout the reporting period, we remained comfortable with the portfolio’s overall positioning and thus maintained its basic sector, credit and yield curve exposure. Our sales activity was confined mostly to the elimination of a few lower yielding holdings. One notable exception was our sale of some insured Puerto Rico positions. We believed that bonds of this U.S. territory, including insured bonds, had become riskier, given the potential for fiscal and economic fallout stemming from Hurricane Maria, which struck the island in September 2017.
We used the proceeds from these sales, as well as from maturing and called bonds, to fund purchases of new portfolio additions. In doing so, we remained fully invested by tapping opportunities in both the primary (new issue) and secondary municipal bond markets. In the primary market, our purchases included bonds of Medstar Health System in the District of Columbia and Baltimore areas, a health system with an A credit rating; Ingleside King Farm, a BB rated retirement community in Rockville; and non-rated bonds issued by Howard County Downtown Columbia.
In the secondary market, we bought Guam GO securities, which are backed by taxes from military personnel on the island and which we view as a stable revenue source. We also bought CNX Marine Terminal bonds due to the securities’ attractive yield, low duration and a guarantee by Consol Energy. Other additions included Metropolitan DC Transportation bonds and New York County tobacco bonds, two securities we liked given their attractive yields relative to other investment grade alternatives.
Nuveen Pennsylvania Municipal Bond Fund
The Nuveen Pennsylvania Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Yield curve positioning provided the biggest boost to the Fund’s performance versus the index. The Fund was overweighted in 15-year and longer bonds. Continued low interest rates and bond yields spurred investors to seek higher yields among longer-term securities, which outpaced lower yielding, shorter-term securities.
The Fund’s credit quality positioning also aided relative performance. Investors generally favored higher yielding choices here, too, resulting in the outperformance of lower quality bonds. This meant that our overweightings in lower quality investment grade securities (A and BBB rated bonds) and non-investment grade bonds were beneficial. Also, an underweighting in the top credit quality tiers (AAA and AA rated bonds) was helpful in light of the underperformance of these credit segments.
6      NUVEEN

Fund performance further benefited from favorable security selection in various sectors, with various A and BBB rated holdings in the health care, industrial development revenue/pollution control revenue (IDR/PCR), higher education, toll road and housing segments particularly adding value. Among such securities, performance standouts included Pennsylvania Turnpike Commission bonds, as well as our below investment grade holdings in FirstEnergy Solutions bonds. Bonds from this investor-owned utility, which had fallen to depressed levels when the company had pondered bankruptcy, mounted a partial comeback this reporting period. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. We continue to closely monitor and assess developments at the company, because we see a reasonable possibility that the bonds could rebound further. Therefore, we maintained the Fund's exposure to this issue.
The Fund’s holdings in bonds that were advanced refunded during the reporting period was another source of added value. Advance refundings (a type of refinancing of debt by municipal issuers) generated significant one-time boosts in the bonds’ prices, as the securities saw their credit quality upgraded and their duration shorten.
The Fund’s overweighting in pre-refunded bonds (securities that already had been advance refunded prior to the reporting period) lagged the index. As we mentioned earlier, high quality and short-duration bonds were out of favor during the reporting period. However, more than offsetting the negative performance impact of this pre-refunded overweighting was the Fund’s underweighting in state general obligation (GO) bonds, a category that underperformed amid concern about the credit outlook for Pennsylvania.
During the reporting period, we kept the Fund’s basic sector, credit, duration and yield curve exposure generally intact. However, shareholder inflows, coupled with the proceeds from bond maturities and calls, provided us with the funds to add attractive opportunities we identified in the marketplace. We also sold a handful of holdings, particularly higher quality, shorter-maturity securities we believed could be replaced with more compelling, higher yielding, longer-term bonds with somewhat lower credit quality.
Notable additions to the portfolio included a number of local GO bonds issued by cities, towns, school districts and other municipalities. We preferred local GOs over those backed by the Commonwealth of Pennsylvania, given our concern about the credit outlook for the state amid its rising unfunded pension liabilities, loss of population, reliance on the cyclical manufacturing sector and politically divided state government leadership. We were also active in the health care and higher education sectors, buying securities that offered high amounts of incremental yield relative to other sectors and from issuers with generally stable to improving credit fundamentals.
Nuveen Virginia Municipal Bond Fund
The Nuveen Virginia Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2017.
Credit quality positioning was the leading driver of the Fund’s relative performance. Overweighting lower investment grade bonds (BBB rated) added value in light of their outperformance in an environment that favored securities producing more income. An overweighting in B rated bonds, which are below investment grade, was another plus. Tobacco bonds were among the best performers in this B rated market segment, followed by securities issued by FirstEnergy Solutions. Bonds from this investor-owned utility, which had fallen to depressed levels when the company had pondered bankruptcy, mounted a partial comeback this reporting period. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. We continue to closely monitor and assess developments at the company, because we see a reasonable possibility that the bonds could rebound further and a potential for full recovery on the secured bonds held in the Fund. Therefore, we maintained the Fund's exposure to this issue.
Yield curve positioning also had a favorable impact on performance relative to the index. We were underweighted in bonds with durations in the two- to six-year category, which lagged longer-term securities with durations of ten years or more, in which the Fund had a sizable overweighting. The positive effects of these overweightings were slightly offset by our modest overweighting in bonds with durations of under two years, a market segment that trailed the index.
Sector positioning was another plus for relative performance. Our significant overweighting in transportation bonds, which increased throughout the reporting period, worked to the Fund’s advantage. Airport, toll road and other transportation bonds fared quite well, as the revenues backing them generally rose. These securities further benefited from strong investor demand, reflecting worries that federal tax reform potentially would eliminate “private activity” financing. The Fund’s significant underweighting in general obligation bonds was also helpful, in light of the fact that these securities lagged the index. In contrast, our comparatively large weighting in pre-refunded bonds relative to the index detracted. Like most high quality, short duration bonds, pre-refunded securities were laggards during the reporting period.
NUVEEN      7

Portfolio Managers’ Comments (continued)
We were active buyers throughout the reporting period, focusing on opportunities we believed offered a combination of attractive valuations and ample incremental yield. Although it was sometimes difficult to accomplish this goal, given the tight supply of and strong demand for higher yielding securities, we were able to keep the Fund essentially fully invested.
Our notable purchases included newly issued BBB rated bonds backed by the I-66 Toll Road for a new project just outside of the District of Columbia; bonds for Centra Health in Lynchburg, one of the few new issue deals rated A in the Virginia marketplace in 2017; Washington D.C. Metropolitan Transit Authority securities, which are tax-exempt in Virginia; non-rated bonds issued for a multi-family housing development in Richmond; Marymount University securities; and some general obligation securities from highly rated issuers that offered better-than-average yields, including Norfolk and Arlington County.
The proceeds for these purchases were primarily generated by bond maturities and calls, and we also sold a handful of holdings during the reporting period. We reduced the Fund’s stake in insured Puerto Rico bonds, based on our belief that the U.S. territory’s credit outlook dimmed after Hurricane Maria hit the island in September. We also sold some lower coupon bonds when we believed the market was rewarding us for doing so by offering strong bids for such holdings.
An Update Involving Puerto Rico
As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.
In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan's horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of November 2017 Puerto Rico has defaulted on many of its debt obligations, including GO bonds.
In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.
In terms of Puerto Rico holdings, shareholders should note that the Nuveen Maryland Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund had limited exposure, which was insured to Puerto Rico debt during this reporting period, holding approximately 1.75% and 1.11%, respectively. The Puerto Rico credits offered higher yields, added diversification and triple exemption (ie., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.
8      NUVEEN

Risk Considerations
and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of November 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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10      NUVEEN

Fund Performance, Expense Ratios
and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
NUVEEN      11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Maryland Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.64%	5.27%	2.27%	4.08%
Class A Shares at maximum Offering Price	(3.57)%	0.83%	1.39%	3.63%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Maryland Municipal Debt Funds Classification Average	(1.31)%	1.73%	0.92%	3.01%
Class C2 Shares	0.36%	4.70%	1.73%	3.52%
Class I Shares	0.76%	5.51%	2.50%	4.30%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.25%	4.47%	3.25%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.88%	5.38%	2.75%	4.23%
Class A Shares at maximum Offering Price	(2.41)%	0.96%	1.87%	3.79%
Class C2 Shares	1.50%	4.81%	2.17%	3.66%
Class I Shares	1.99%	5.62%	2.94%	4.44%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.49%	4.48%	3.43%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.82%	1.62%	1.37%	0.62%
12      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.00%
NUVEEN      13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Pennsylvania Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.19%	5.90%	2.78%	4.43%
Class A Shares at maximum Offering Price	(3.05)%	1.43%	1.90%	3.98%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Pennsylvania Municipal Debt Funds Classification Average	0.13%	4.18%	1.99%	3.64%
Class C2 Shares	0.80%	5.28%	2.21%	3.86%
Class I Shares	1.28%	6.09%	2.98%	4.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.69%	5.05%	3.48%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.31%	5.87%	3.28%	4.54%
Class A Shares at maximum Offering Price	(1.99)%	1.43%	2.40%	4.09%
Class C2 Shares	1.92%	5.25%	2.71%	3.96%
Class I Shares	2.40%	6.05%	3.47%	4.75%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.81%	4.92%	3.65%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%
14      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.13%
NUVEEN      15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Virginia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of November 30, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.63%	5.49%	2.32%	4.17%
Class A Shares at maximum Offering Price	(3.60)%	1.10%	1.45%	3.72%
S&P Municipal Bond Index	0.46%	5.00%	2.60%	4.33%
Lipper Virginia Municipal Debt Funds Classification Average	(1.45)%	2.53%	1.12%	2.97%
Class C2 Shares	0.33%	4.87%	1.74%	3.59%
Class I Shares	0.80%	5.77%	2.53%	4.38%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	0.22%	4.64%	3.41%
Average Annual Total Returns as of December 31, 2017 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.91%	5.63%	2.83%	4.30%
Class A Shares at maximum Offering Price	(2.39)%	1.17%	1.96%	3.85%
Class C2 Shares	1.61%	5.11%	2.27%	3.73%
Class I Shares	1.99%	5.82%	3.04%	4.51%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.50%	4.78%	3.62%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%
16      NUVEEN

Effective Leverage Ratio as of November 30, 2017

Effective Leverage Ratio	0.00%
NUVEEN      17

Yields as of November 30, 2017
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.86%	2.20%	2.43%	3.21%
SEC 30-Day Yield	2.10%	1.39%	1.64%	2.39%
Taxable-Equivalent Yield (32.0%)[2]	3.09%	2.04%	2.41%	3.51%
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.16%	2.49%	2.70%	3.47%
SEC 30-Day Yield	1.96%	1.25%	1.50%	2.25%
Taxable-Equivalent Yield (30.2%)[2]	2.81%	1.79%	2.15%	3.22%
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.80%	2.11%	2.33%	3.09%
SEC 30-Day Yield	1.90%	1.19%	1.44%	2.19%
Taxable-Equivalent Yield (32.1%)[2]	2.80%	1.75%	2.12%	3.23%
1     The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2     The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
18      NUVEEN

Holding
Summaries as of November 30, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S Government or agency.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Maryland Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.1%
Common Stocks	0.4%
Other Assets Less Liabilities	2.5%
Net Assets	100%
Portfolio Composition (% of total investments)
Health Care	22.8%
Tax Obligation/Limited	14.9%
Tax Obligation/General	13.1%
U.S. Guaranteed	11.8%
Housing/Multifamily	6.4%
Education and Civic Organizations	5.8%
Long-Term Care	4.3%
Transportation	3.9%
Other	17.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	24.0%
AA	22.0%
A	24.8%
BBB	18.7%
BB or Lower	3.0%
N/R (not rated)	7.1%
N/A (not applicable)	0.4%
Total	100%
NUVEEN       19

Holding Summaries as of November 30, 2017 (continued)
Nuveen Pennsylvania Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.8%
Other Assets Less Liabilities	1.2%
Net Assets	100%
Portfolio Composition (% of total investments)
U.S. Guaranteed	16.5%
Health Care	16.2%
Tax Obligation/General	14.7%
Education and Civic Organizations	11.9%
Transportation	9.3%
Housing/Single Family	8.8%
Water and Sewer	6.1%
Utilities	5.6%
Tax Obligation/Limited	5.3%
Other	5.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	16.5%
AA	35.5%
A	34.4%
BBB	8.1%
BB or Lower	4.4%
N/R (not rated)	1.1%
Total	100%
20       NUVEEN

Nuveen Virginia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	97.5%
Common Stocks	0.4%
Short-Term Municipal Bonds	0.6%
Other Assets Less Liabilities	1.5%
Net Assets	100%
Portfolio Composition (% of total investments)
Transportation	26.2%
U.S. Guaranteed	14.5%
Tax Obligation/Limited	12.1%
Health Care	10.4%
Tax Obligation/General	8.2%
Education and Civic Organizations	8.1%
Utilities	4.3%
Other	16.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
AAA/U.S. Guaranteed	25.7%
AA	36.6%
A	12.1%
BBB	14.4%
BB or Lower	6.8%
N/R (not rated)	4.0%
N/A (not applicable)	0.4%
Total	100%
NUVEEN       21

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2017.
The beginning of the period is June 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.40	$1,002.50	$1,003.60	$1,007.60
Expenses Incurred During the Period	$ 4.17	$ 8.18	$ 6.93	$ 3.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.91	$1,016.90	$1,018.15	$1,021.91
Expenses Incurred During the Period	$ 4.20	$ 8.24	$ 6.98	$ 3.19
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.63%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
22      NUVEEN

Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.90	$1,006.90	$1,008.00	$1,012.80
Expenses Incurred During the Period	$ 4.03	$ 8.05	$ 6.80	$ 3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$ 4.05	$ 8.09	$ 6.83	$ 3.04
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.30	$1,002.20	$1,003.30	$1,008.00
Expenses Incurred During the Period	$ 3.97	$ 7.98	$ 6.73	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During the Period	$ 4.00	$ 8.04	$ 6.78	$ 2.99
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
NUVEEN      23

Nuveen Maryland Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.1%
	Consumer Discretionary – 1.9%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 1,000	5.000%, 9/01/39	9/27 at 100.00	BBB-	$1,122,860
1,645	5.000%, 9/01/46	9/27 at 100.00	BBB-	1,837,037
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/17 at 100.00	N/R	600,000
3,645	Total Consumer Discretionary			3,559,897
	Consumer Staples – 3.0%
1,400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	12/17 at 100.00	B-	1,333,206
1,000	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	1,098,280
545	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/18 at 100.00	Ba1	530,274
600	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	1/18 at 100.00	BBB-	601,128
100	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/18 at 100.00	A3	100,181
1,900	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,933,041
5,545	Total Consumer Staples			5,596,110
	Education and Civic Organizations – 5.6%
625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University, Series 2006, 5.625%, 9/01/38	3/18 at 100.00	BB+	625,412
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A-	767,256
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A-	572,820
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	563,830
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,795,021
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	519,975
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,110,980
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
385	5.000%, 6/01/29	6/26 at 100.00	Baa1	448,025
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	797,034
24      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
$ 315	5.000%, 6/01/36	6/26 at 100.00	Baa1	$357,831
235	5.000%, 6/01/42	6/26 at 100.00	Baa1	262,723
255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	260,120
475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	526,462
955	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	1,013,083
9,770	Total Education and Civic Organizations			10,620,572
	Energy – 0.3%
500	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB-	527,260
	Health Care – 22.2%
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	BBB	670,778
1,650	4.250%, 7/01/35	7/25 at 100.00	BBB	1,690,788
640	5.000%, 7/01/45	7/25 at 100.00	BBB	694,509
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
750	5.000%, 7/01/34	7/27 at 100.00	Baa3	831,180
500	5.000%, 7/01/38	7/27 at 100.00	Baa3	549,030
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	696,838
1,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	1,442,720
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,053,330
475	5.000%, 7/01/37	7/22 at 100.00	A1	518,201
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	Baa1	1,713,069
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	566,215
345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A+	402,674
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,049,300
750	5.000%, 7/01/40	7/25 at 100.00	A+	845,535
955	4.125%, 7/01/47	7/25 at 100.00	A+	987,957
NUVEEN      25

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
$ 2,000	5.000%, 5/15/42	5/27 at 100.00	A	$2,254,960
500	5.000%, 5/15/45	5/27 at 100.00	A	562,450
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	969,606
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	99,153
1,150	5.000%, 7/01/38	7/26 at 100.00	BBB	1,262,505
440	4.000%, 7/01/42	7/26 at 100.00	BBB	443,489
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	1,367,687
2,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA-	2,386,374
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
2,250	4.000%, 7/01/43	7/22 at 100.00	A	2,331,067
5,700	5.000%, 7/01/43	7/22 at 100.00	A	6,223,488
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	2,839,825
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/26	7/24 at 100.00	BBB	1,149,410
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA-	2,224,200
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,000	4.000%, 12/01/44	6/25 at 100.00	AA-	3,116,310
1,000	5.000%, 12/01/44	6/25 at 100.00	AA-	1,128,480
38,640	Total Health Care			42,071,128
	Housing/Multifamily – 6.3%
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	1,082,940
640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	658,131
1,660	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,858,005
575	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB	646,633
500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	528,980
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB-	1,072,930
26      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015:
$ 255	5.000%, 7/01/31	7/25 at 100.00	BBB-	$283,841
475	5.000%, 7/01/35	7/25 at 100.00	BBB-	520,054
920	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	1/18 at 100.00	AA	916,421
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
1,145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,339,856
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	599,134
125	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/18 at 100.00	Aa2	125,356
1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	1,274,287
960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	No Opt. Call	AA-	960,000
11,025	Total Housing/Multifamily			11,866,568
	Housing/Single Family – 3.6%
1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	1,384,752
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa2	2,561,750
1,750	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,806,735
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,029,650
6,615	Total Housing/Single Family			6,782,887
	Industrials – 2.2%
3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,103,879
	Long-Term Care – 4.2%
1,000	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	1,131,730
950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	1,023,815
1,250	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/44	4/27 at 100.00	N/R	1,283,675
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	804,006
835	5.000%, 1/01/45	7/26 at 100.00	A	946,915
1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	1/18 at 100.00	A-	1,967,024
NUVEEN      27

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1:
$ 525	5.000%, 11/01/32	11/24 at 103.00	BB	$587,407
100	5.000%, 11/01/37	11/24 at 103.00	BB	110,381
100	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	BB	109,155
7,425	Total Long-Term Care			7,964,108
	Tax Obligation/General – 12.8%
2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	1,223,368
1,000	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Series 2017A, 5.000%, 2/15/23	No Opt. Call	AAA	1,160,220
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Refunding First Series 2017C, 5.000%, 8/01/20	No Opt. Call	AAA	2,177,340
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2011B, 5.000%, 8/01/18	No Opt. Call	AAA	1,024,830
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	2,236,860
1,500	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2017A, 5.000%, 8/01/25	No Opt. Call	AAA	1,822,770
1,000	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,033,480
2,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2015A, 5.000%, 7/01/18	No Opt. Call	AAA	2,042,940
5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	3,484,320
1,325	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A, 5.000%, 9/01/19	No Opt. Call	AAA	1,402,512
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27	6/26 at 100.00	AAA	3,148,530
1,300	5.000%, 6/01/35	6/26 at 100.00	AAA	1,535,274
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/49	8/25 at 37.14	Aaa	1,935,500
30,385	Total Tax Obligation/General			24,227,944
	Tax Obligation/Limited – 14.5%
300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park - North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	308,547
635	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/18 at 100.00	A3	636,302
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
460	4.500%, 9/01/33	9/27 at 100.00	N/R	481,408
120	5.000%, 9/01/38	9/27 at 100.00	N/R	129,294
28      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36	6/26 at 100.00	N/R	$784,634
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
129	5.600%, 7/01/20 – RAAI Insured	1/18 at 100.00	AA	129,401
115	5.700%, 7/01/29 – RAAI Insured	1/18 at 100.00	AA	115,366
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A-	2,000,220
3,070	5.000%, 7/01/40	7/20 at 100.00	A-	3,264,945
670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	716,860
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,128,810
500	5.000%, 12/01/27	12/26 at 100.00	BBB+	571,520
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,109,160
725	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 5.800%, 2/15/34	2/24 at 100.00	N/R	745,024
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A, 144A:
600	4.125%, 2/15/34	2/26 at 100.00	N/R	607,260
400	4.375%, 2/15/39	2/26 at 100.00	N/R	406,728
1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34	7/25 at 100.00	N/R	1,329,153
185	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	189,849
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
1,000	5.000%, 5/01/32	5/26 at 100.00	AA	1,170,310
1,200	5.000%, 5/01/33	5/26 at 100.00	AA	1,399,464
1,000	5.000%, 5/01/35	5/26 at 100.00	AA	1,158,100
1,900	5.000%, 5/01/46	5/26 at 100.00	AA	2,174,436
25	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	24,923
3,820	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	1/18 at 100.00	N/R	3,833,561
400	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	1/18 at 100.00	N/R	401,020
2,650	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	607,194
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,125,320
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	4/18 at 100.00	A3	986,020
27,794	Total Tax Obligation/Limited			27,534,829
NUVEEN      29

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 3.8%
$ 165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	$187,384
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
420	5.000%, 3/31/36 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	474,587
2,700	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	3,018,033
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	91,089
340	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	362,046
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33	7/27 at 100.00	AA-	1,196,630
1,500	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B, 5.000%, 7/01/29	7/27 at 100.00	AA-	1,827,525
6,210	Total Transportation			7,157,294
	U.S. Guaranteed – 11.4% (5)
865	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	1,010,415
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
185	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	195,906
315	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	333,824
1,020	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	1,086,881
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	2,160,520
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	1,053,140
2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A (5)	2,965,978
1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,841,244
2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA- (5)	2,646,049
440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – NPFG Insured (ETM)	No Opt. Call	A2 (5)	510,664
895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	943,581
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (5)	1,003,590
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
3,470	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	3,481,798
850	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	853,052
500	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 4.500%, 3/15/26 (Pre-refunded 3/15/19)	3/19 at 100.00	AAA	518,880
30      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds 2009A, 5.125%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	$ 1,055,080
20,210	Total U.S. Guaranteed			21,660,602
	Utilities – 3.1%
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	B1	988,950
2,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,208,620
2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	2,645,225
5,500	Total Utilities			5,842,795
	Water and Sewer – 2.2%
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA-	2,315,680
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
745	5.000%, 7/01/27	7/26 at 100.00	A-	852,303
915	5.000%, 1/01/46	7/26 at 100.00	A-	1,004,871
3,660	Total Water and Sewer			4,172,854
$ 180,779	Total Municipal Bonds (cost $176,340,021)			183,688,727

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Airlines – 0.4%
14,180	American Airlines Group Inc. (6)	$ 715,948
	Total Common Stocks (cost $425,978)	715,948

	Total Long-Term Investments (cost $176,765,999)	184,404,675
	Other Assets Less Liabilities – 2.5%	4,813,682
	Net Assets – 100%	$ 189,218,357
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
See accompanying notes to financial statements.
NUVEEN      31

Nuveen Pennsylvania Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.8%
	MUNICIPAL BONDS – 98.8%
	Consumer Staples – 0.1%
$ 475	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA-	$ 591,024
	Education and Civic Organizations – 11.8%
2,470	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA	2,723,496
515	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/37	10/27 at 100.00	Baa3	579,864
1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB-	1,286,036
305	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB-	316,450
785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A-	710,190
1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,048,770
330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	356,809
920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	4/18 at 100.00	AA	920,948
1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,323,487
3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	A+	3,985,905
1,430	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,401,386
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
210	3.250%, 5/01/36	5/26 at 100.00	BBB+	188,343
425	3.500%, 5/01/41	5/26 at 100.00	BBB+	406,610
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017:
100	3.375%, 11/01/33	11/27 at 100.00	A-	97,054
1,090	4.000%, 11/01/40	11/27 at 100.00	A-	1,104,225
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,135,840
1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,628,982
32      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,300	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A+	$1,422,590
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB	347,378
220	5.625%, 4/01/40	4/20 at 100.00	BBB	232,256
165	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 3.000%, 3/01/31	3/26 at 100.00	BBB	157,494
465	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	N/R	473,542
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	A-	571,681
630	3.000%, 11/01/42	5/26 at 100.00	A-	562,168
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA	943,827
670	5.000%, 12/01/44	12/24 at 100.00	AA	773,582
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A	1,566,420
280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	281,604
1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	1,217,504
2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	2,684,082
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	239,912
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
170	4.000%, 11/01/39	11/22 at 100.00	A3	173,029
1,180	5.000%, 11/01/42	11/22 at 100.00	A3	1,275,733
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,452,115
385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A-	422,892
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BB	1,042,220
1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 144A, 6.750%, 6/15/43	6/20 at 100.00	BB	1,493,156
2,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,269,660
835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A-	924,888
NUVEEN      33

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
$ 665	5.000%, 11/01/32	11/25 at 100.00	A-	$750,512
260	5.000%, 11/01/33	11/25 at 100.00	A-	292,656
260	4.000%, 11/01/35	11/25 at 100.00	A-	266,196
39,500	Total Education and Civic Organizations			42,051,492
	Health Care – 16.0%
3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/18 at 100.00	Caa1	3,610,953
1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	A+	1,526,056
2,390	Berks County Industrial Development Authority; Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/47	11/27 at 100.00	A	2,677,278
2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A-	2,347,275
245	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	11/19 at 100.00	A	255,447
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	A	329,409
615	5.000%, 11/15/46	11/25 at 100.00	A	684,009
1,270	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A, 4.000%, 10/01/37	10/27 at 100.00	AA	1,334,224
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
500	3.000%, 6/01/33	6/26 at 100.00	A+	470,860
585	5.000%, 6/01/35	6/26 at 100.00	A+	669,772
505	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	559,909
500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	541,890
2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,324,808
1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	1,649,137
1,000	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	AA	1,143,430
255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	280,184
2,750	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA-	3,127,547
1,850	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA-	2,113,052
3,850	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	3,985,866
34      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
$ 360	3.000%, 11/01/36	5/26 at 100.00	A	$326,380
3,645	4.000%, 11/01/46	5/26 at 100.00	A	3,726,028
2,000	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	2,079,700
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
1,500	5.500%, 7/01/28	7/19 at 100.00	AA-	1,589,295
1,110	5.750%, 7/01/39	7/19 at 100.00	AA-	1,184,659
1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41	7/26 at 100.00	A+	1,125,480
180	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	AA-	191,167
3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,320,723
2,600	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	BBB	2,814,370
230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 144A, 11.611%, 7/01/41 (IF)	7/21 at 100.00	AA	304,773
1,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB-	1,651,890
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	2,238,400
1,195	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA-	1,285,043
2,035	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	2,247,312
1,235	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA-	1,311,619
555	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	BBB-	623,182
240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41	8/21 at 100.00	A-	268,070
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	AA	141,276
530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	606,506
425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	450,105
53,225	Total Health Care			57,117,084
NUVEEN      35

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.3%
$ 485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. - Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB-	$515,666
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	10/22 at 100.00	BBB-	104,835
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	107,949
233	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	1/18 at 100.00	Baa3	233,273
918	Total Housing/Multifamily			961,723
	Housing/Single Family – 8.7%
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,440	3.300%, 10/01/32	10/21 at 100.00	AA+	2,449,736
980	3.650%, 10/01/37	10/21 at 100.00	AA+	988,408
960	3.700%, 10/01/42	10/21 at 100.00	AA+	980,880
1,360	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115A, 4.200%, 10/01/33 (Alternative Minimum Tax)	10/22 at 100.00	AA+	1,422,492
625	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	643,550
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
780	3.950%, 10/01/40	10/24 at 100.00	AA+	798,002
1,055	4.000%, 4/01/45	10/24 at 100.00	AA+	1,074,560
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
710	3.900%, 10/01/35	10/24 at 100.00	AA+	728,595
535	4.050%, 10/01/40	10/24 at 100.00	AA+	549,129
920	4.150%, 10/01/45	10/24 at 100.00	AA+	945,328
2,110	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	2,178,786
1,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,420,818
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	4,851,900
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
1,000	3.100%, 10/01/36	10/25 at 100.00	AA+	978,970
6,290	3.200%, 10/01/41	10/25 at 100.00	AA+	6,006,132
36      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
$ 1,020	3.450%, 10/01/32	10/26 at 100.00	AA+	$1,040,890
1,010	3.900%, 10/01/37	10/26 at 100.00	AA+	1,041,916
970	4.000%, 10/01/42	10/26 at 100.00	AA+	1,005,812
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37	10/26 at 100.00	AA+	2,009,780
31,165	Total Housing/Single Family			31,115,684
	Industrials – 0.3%
955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,057,166
	Long-Term Care – 4.1%
1,510	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	BBB	1,664,005
90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	92,687
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2016:
355	5.000%, 1/01/28	1/26 at 100.00	BBB+	403,937
390	5.000%, 1/01/29	1/26 at 100.00	BBB+	440,782
265	5.000%, 1/01/30	1/26 at 100.00	BBB+	298,098
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	123,362
2,055	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,836,882
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,820	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,846,863
2,000	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,169,560
1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,266,195
340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	378,886
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28	5/23 at 100.00	BBB	279,698
430	5.750%, 5/01/35	5/23 at 100.00	BBB	484,498
785	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A-	869,199
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A-	2,264,840
NUVEEN      37

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 145	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	BB	$ 153,477
13,705	Total Long-Term Care			14,572,969
	Materials – 0.7%
2,360	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,505,895
	Tax Obligation/General – 14.5%
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA-	1,080,587
415	5.000%, 12/01/34	12/24 at 100.00	AA-	468,672
2,900	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA-	3,215,259
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,078,890
1,000	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,074,930
805	4.000%, 8/01/33	8/26 at 100.00	Aa2	862,147
705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA-	804,835
1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	1,121,740
5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A	5,413,800
1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,936,434
2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA-	2,306,933
3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,560,937
1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	A3	1,121,904
2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,492,650
4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A3	3,999,889
1,000	Nazareth Area School District, Northampton County, Pennsylvania, General Obligation Bonds, Series 2017E, 5.000%, 11/15/38	11/25 at 100.00	AA	1,151,150
	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	1,075,560
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,064,470
38      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	$1,553,917
3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	A+	4,074,973
1,250	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A+	1,386,450
240	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	270,902
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,410	5.000%, 9/01/25	9/22 at 100.00	AA-	2,731,952
1,200	5.000%, 9/01/26	9/22 at 100.00	AA-	1,357,404
2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	A2	2,631,025
1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,342,504
	Spring Grove Area School District, York County, Pennsylvania, General Obligation Bonds, Refunding Series 2015A:
500	4.000%, 10/01/18	No Opt. Call	AA-	510,995
500	4.000%, 10/01/19	No Opt. Call	AA-	520,935
2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,275,200
	The Redevelopment Authority of the City of Scranton, Lackawanna County, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
125	5.000%, 11/15/21	No Opt. Call	BB+	129,474
70	5.000%, 11/15/28	5/24 at 100.00	BB+	71,350
49,575	Total Tax Obligation/General			51,687,868
	Tax Obligation/Limited – 5.2%
505	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 144A, 5.000%, 5/01/42	5/27 at 100.00	Ba1	540,981
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa3	525,990
935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,000,394
630	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 144A, 6.875%, 7/01/33	7/24 at 100.00	N/R	643,110
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,000	0.000%, 12/01/37 (4)	No Opt. Call	AA-	910,230
1,000	0.000%, 12/01/44 (4)	No Opt. Call	AA-	911,550
1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	1,367,280
2,045	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	2,310,441
NUVEEN      39

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
$ 1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	$1,700,718
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,281,305
2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,720,543
	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017:
1,370	5.000%, 6/01/24	No Opt. Call	AA-	1,613,572
1,630	5.000%, 6/01/26	No Opt. Call	AA-	1,970,524
1,000	York County School of Technology Authority, Pennsylvania, Lease Revenue Bonds, York County School of Technology, Series 2017B, 3.125%, 2/15/32 – BAM Insured	8/24 at 100.00	AA	984,720
17,240	Total Tax Obligation/Limited			18,481,358
	Transportation – 9.2%
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,063,800
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,603,110
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	1,152,760
2,485	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	2,634,175
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	A-	1,441,829
1,000	5.000%, 1/01/25	1/23 at 100.00	A-	1,105,380
1,380	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	1,518,235
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	2,803,125
5,070	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (4)	12/27 at 100.00	A-	6,305,508
825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	925,526
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A1	1,134,740
4,145	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	4,708,098
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,528,620
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
570	5.000%, 6/01/31	6/27 at 100.00	A3	659,479
570	5.000%, 6/01/33	6/27 at 100.00	A3	654,924
40      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	$ 1,625,115
28,805	Total Transportation			32,864,424
	U.S. Guaranteed – 16.3% (5)
2,350	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (5)	2,441,274
1,125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (5)	1,190,689
195	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (5)	202,710
1,280	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38 (Pre-refunded 9/15/18)	9/18 at 100.00	BB+ (5)	1,320,973
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	165,798
870	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	901,529
3,230	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	3,639,758
3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R (5)	3,365,220
500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AA (5)	509,800
1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	A+ (5)	1,124,760
840	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	889,081
970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	1,064,371
5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35 (Pre-refunded 8/15/18)	8/18 at 100.00	A- (5)	5,916,980
1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37 (Pre-refunded 5/15/18)	5/18 at 100.00	Aa1 (5)	1,524,855
1,285	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (5)	1,377,032
2,625	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33 (Pre-refunded 6/15/18)	6/18 at 100.00	N/R (5)	2,677,159
650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	720,635
1,060	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (5)	1,138,292
NUVEEN      41

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2:
$ 630	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	$698,953
2,895	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA- (5)	3,211,858
2,625	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 (Pre-refunded 12/01/18) – NPFG Insured	12/18 at 100.00	AA (5)	2,720,130
2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A1 (5)	3,446,364
315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	337,696
2,185	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	2,357,091
1,250	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	A+ (5)	1,330,637
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E:
50	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	51,705
3,110	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	A+ (5)	3,217,233
5	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	5,170
1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	1,298,962
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 100.00	AA (5)	2,177,880
	Reading, Pennsylvania, General Obligation Bonds, Series 2008:
595	6.000%, 11/01/28 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	A2 (5)	620,109
1,405	6.000%, 11/01/28 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	A2 (5)	1,464,291
115	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	125,933
1,627	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,783,404
2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Pre-refunded 1/01/18) (Alternative Minimum Tax)	1/18 at 100.00	Baa3 (5)	2,007,380
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	141,115
800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A- (5)	875,072
54,362	Total U.S. Guaranteed			58,041,899
	Utilities – 5.5%
1,545	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21)	No Opt. Call	Caa1	729,271
42      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,145	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20)	No Opt. Call	Caa1	$1,013,384
640	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/18 at 100.00	Ba1	641,619
2,580	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	BB-	2,599,711
3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA-	3,056,280
3,815	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory Put 12/03/18)	No Opt. Call	CCC+	1,809,798
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA-	5,277,150
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017:
1,500	5.000%, 8/01/42	8/27 at 100.00	A	1,724,085
500	5.000%, 8/01/47	8/27 at 100.00	A	572,460
1,875	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	2,158,894
22,600	Total Utilities			19,582,652
	Water and Sewer – 6.1%
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,175	5.000%, 12/01/40	12/25 at 100.00	A1	1,331,064
1,180	5.000%, 12/01/45	12/25 at 100.00	A1	1,331,394
285	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/32 – AGM Insured	12/26 at 100.00	AA	305,224
1,125	Bucks County Water and Sewer Authority, Pennsylvania, Water System Revenue Bonds, Series 2017, 3.000%, 12/01/31 – AGM Insured (WI/DD, Settling 12/19/17)	12/27 at 100.00	AA	1,101,071
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
390	5.000%, 5/01/40	5/25 at 100.00	Aa3	444,514
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	814,555
430	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015, 3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	431,866
270	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	278,697
245	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015, 3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	246,438
2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A+	3,020,532
3,650	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,102,272
NUVEEN      43

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	$960,831
940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	1,010,857
5,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	7/24 at 100.00	A+	5,649,900
600	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	601,104
19,935	Total Water and Sewer			21,630,319

$ 334,820	Total Long-Term Investments (cost $339,225,014)			352,261,557
	Other Assets Less Liabilities – 1.2%			4,146,662
	Net Assets – 100%			$ 356,408,219
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
44      NUVEEN

Nuveen Virginia Municipal Bond Fund
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.9%
	MUNICIPAL BONDS – 97.5%
	Consumer Staples – 3.7%
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$ 275	5.250%, 6/01/32	1/18 at 100.00	N/R	$274,994
600	5.625%, 6/01/47	12/17 at 100.00	N/R	585,510
10,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	12/17 at 100.00	B-	9,829,228
4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B-	4,774,926
15,940	Total Consumer Staples			15,464,658
	Education and Civic Organizations – 8.0%
1,685	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017, 4.000%, 1/01/40	1/27 at 100.00	A1	1,768,711
3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,299,790
1,820	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,702,774
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/36	6/27 at 100.00	Aa2	532,520
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,885,125
6,385	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/39	4/27 at 100.00	AAA	7,588,253
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 144A, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,068,810
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 144A:
3,000	5.000%, 7/01/35	7/25 at 100.00	BB+	3,234,960
2,065	5.000%, 7/01/45	7/25 at 100.00	BB+	2,207,031
1,165	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2007B, 4.500%, 9/01/18	3/18 at 100.00	Aa1	1,167,936
1,515	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2012A, 5.000%, 9/01/20	No Opt. Call	Aa1	1,647,047
1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,941,392
1,100	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,158,399
2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	2,504,791
NUVEEN      45

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	$ 540,945
30,000	Total Education and Civic Organizations			33,248,484
	Health Care – 9.6%
2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,307,241
300	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35	5/19 at 100.00	AA+	317,424
3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,155,340
400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	451,432
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A-	2,757,625
500	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	516,970
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 144A, 5.330%, 7/01/45	7/25 at 100.00	N/R	3,742,515
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
105	5.000%, 1/01/32	1/27 at 100.00	A	120,606
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,243,360
1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA-	1,123,140
1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,387,526
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A-	1,128,660
2,500	5.000%, 6/15/35	6/26 at 100.00	A-	2,792,050
1,360	4.000%, 6/15/37	6/26 at 100.00	A-	1,376,674
2,745	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,936,656
5,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,304,750
1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,829,552
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,250	5.000%, 1/01/32	1/26 at 100.00	A+	1,438,012
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,402,630
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,094,280
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,354,142
46      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	$ 512,904
37,200	Total Health Care			40,293,489
	Housing/Multifamily – 3.5%
410	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/18 at 100.00	AA	418,151
1,120	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/18 at 100.00	AA	1,122,755
500	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 144A, 5.550%, 1/01/37	1/27 at 100.00	N/R	515,620
600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	627,312
490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	514,740
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,521,793
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,819,535
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	1,033,090
2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,665,368
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,513,935
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,530,240
1,325	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,367,055
14,330	Total Housing/Multifamily			14,649,594
	Housing/Single Family – 1.4%
2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	2,736,275
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
1,785	4.400%, 10/01/31	10/22 at 100.00	AAA	1,941,598
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,098,200
5,285	Total Housing/Single Family			5,776,073
	Long-Term Care – 3.4%
975	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB	1,075,708
NUVEEN      47

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
$ 2,000	6.125%, 12/01/30	11/18 at 100.00	N/R	$2,005,020
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,503,300
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,125	5.000%, 10/01/36	10/24 at 102.00	BBB	1,255,297
700	4.000%, 10/01/42	10/24 at 102.00	BBB	713,013
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	884,047
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	BBB-	1,036,200
150	3.375%, 1/01/37	1/25 at 102.00	BBB-	141,794
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	N/R	1,597,890
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group, Refunding Series 2016:
1,110	5.000%, 9/01/26	9/24 at 102.00	N/R	1,221,788
1,500	5.000%, 9/01/31	9/24 at 102.00	N/R	1,628,415
13,435	Total Long-Term Care			14,062,472
	Tax Obligation/General – 8.1%
2,985	Alexandria, Virginia, General Obligation Bonds, Capital Improvement Series 2017A, 5.000%, 7/15/21	No Opt. Call	AAA	3,335,469
2,535	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2011B, 5.000%, 8/15/19	No Opt. Call	AAA	2,680,002
1,500	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2013A, 5.000%, 8/01/19	No Opt. Call	AAA	1,583,865
2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	2,251,851
4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	2,758,574
	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2017A:
2,000	5.000%, 10/01/18	No Opt. Call	AAA	2,060,820
2,000	5.000%, 10/01/19	No Opt. Call	AAA	2,122,160
3,465	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2012B, 5.000%, 4/01/24	No Opt. Call	AAA	4,109,040
1,965	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2015C, 5.000%, 10/01/18	No Opt. Call	AAA	2,024,756
1,000	Isle of Wight County, Virginia, General Obligation School Bonds, Refunding Series 2017, 4.000%, 7/01/42	7/27 at 100.00	AA	1,065,510
2,500	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AA+	3,031,825
48      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30 (WI/DD, Settling 12/15/17)	3/27 at 100.00	AA+	$1,965,747
6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,332,388
45	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	48,480
8,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,313,920
43,040	Total Tax Obligation/General			33,684,407
	Tax Obligation/Limited – 11.9%
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,000	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,188,460
925	5.000%, 2/15/36	8/27 at 100.00	Aa1	1,096,735
1,340	5.000%, 2/15/37	8/27 at 100.00	Aa1	1,585,032
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
460	5.250%, 7/15/25 – ACA Insured	7/18 at 100.00	N/R	454,963
520	5.500%, 7/15/35 – ACA Insured	7/18 at 100.00	N/R	493,054
400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	401,520
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 144A, 5.600%, 3/01/45	3/25 at 100.00	N/R	102,379
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/33	10/27 at 100.00	AA+	1,197,290
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/37	4/27 at 100.00	AA+	1,173,140
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/31	11/25 at 100.00	A	3,316,350
3,000	5.000%, 11/15/33	11/25 at 100.00	A	3,294,510
1,000	5.000%, 11/15/35	11/25 at 100.00	A	1,091,660
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,082,312
500	5.250%, 1/01/36	1/22 at 100.00	A	534,970
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/30	12/26 at 100.00	BBB+	1,121,410
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,109,160
3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	631,770
975	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 144A, 5.000%, 3/01/35	3/25 at 100.00	N/R	999,326
250	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System - Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/18 at 100.00	AA+	250,803
NUVEEN      49

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	$4,177,572
1,765	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	A3	404,414
1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 144A, 5.000%, 9/01/33	9/25 at 100.00	A	1,076,300
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	4/18 at 100.00	A3	986,020
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 144A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,380,762
2,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,694,200
515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	543,521
1,240	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012B, 5.000%, 9/15/18	No Opt. Call	AA+	1,275,786
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,191,950
2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	2,485,091
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,403,580
1,160	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,306,288
	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	5/19 at 100.00	AA	90,270
35	5.000%, 5/01/21	5/19 at 100.00	AA	35,105
1,000	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Taxable Series 2017C, 5.000%, 11/01/30	11/27 at 100.00	AAA	1,224,090
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,049,840
2,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	2,314,900
49,020	Total Tax Obligation/Limited			49,764,533
	Transportation – 25.8%
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
735	5.000%, 7/01/33	7/26 at 100.00	A2	847,808
350	4.000%, 7/01/36	7/26 at 100.00	A2	371,928
770	4.000%, 7/01/38	7/26 at 100.00	A2	817,047
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
2,875	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	3,297,481
6,535	5.000%, 7/01/46	7/26 at 100.00	BBB	7,343,118
50      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
$ 3,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB	$2,630,370
1,755	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	1,503,035
1,620	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB	1,758,591
3,025	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA-	3,122,465
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA-	1,235,088
3,000	5.625%, 10/01/39	10/18 at 100.00	AA-	3,105,810
670	5.125%, 10/01/39	10/18 at 100.00	AA-	688,706
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA-	1,573,033
5,885	5.000%, 10/01/35	10/20 at 100.00	AA-	6,365,746
3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (4)	10/28 at 100.00	BBB+	4,067,646
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,204,264
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	3,110,386
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	6,294,600
5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,797,437
5,200	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA-	6,018,376
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
625	5.000%, 10/01/35 (Alternative Minimum Tax)	10/27 at 100.00	AA-	730,081
1,000	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	AA-	1,153,410
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB	160,746
595	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	633,580
400	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB+	399,704
1,200	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,298,844
1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,616,616
NUVEEN      51

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
$ 3,960	5.000%, 12/31/52 (Alternative Minimum Tax)	6/27 at 100.00	Baa3	$4,415,638
1,025	5.000%, 12/31/56 (Alternative Minimum Tax)	6/27 at 100.00	BBB	1,135,915
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
3,575	5.000%, 7/01/34 (Alternative Minimum Tax)	1/22 at 100.00	BBB	3,861,500
2,900	5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	3,112,802
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	1,662,870
2,460	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,793,502
11,590	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	12,882,633
1,465	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/34	7/27 at 100.00	AA-	1,746,236
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
4,000	5.000%, 7/01/32	7/27 at 100.00	AA-	4,809,000
1,000	5.000%, 7/01/42	7/27 at 100.00	AA-	1,177,200
108,600	Total Transportation			107,743,212
	U.S. Guaranteed – 14.3% (5)
750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	838,080
6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	6,944,024
	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	3,810,173
1,500	5.000%, 4/01/30 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	1,614,480
300	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	330,672
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,051,280
1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	2,048,448
2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2 (5)	2,803,597
860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (5)	865,151
3,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2008B, 5.750%, 2/01/30 (Pre-refunded 2/01/19)	2/19 at 100.00	AA- (5)	3,145,440
1,830	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	1,987,654
52      NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A (5)	$1,764,099
540	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	582,590
	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	4,252,766
2,000	5.000%, 1/15/40 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	2,074,520
20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	21,698
10,100	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40 (Pre-refunded 6/01/18)	6/18 at 100.00	AAA	10,283,517
1,420	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/24 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	1,476,658
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
405	5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	415,988
10	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	10,268
1,490	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	1,530,424
1,015	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	1,068,937
1,895	Virginia Public School Authority, Special Obligation School Financing Bonds, Montgomery County, Series 2011, 5.000%, 1/15/27 (Pre-refunded 1/15/21)	1/21 at 100.00	Aa1 (5)	2,088,100
2,840	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	3,273,725
2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA- (5)	2,377,145
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds 2009A, 5.125%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	AA- (5)	1,055,080
1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	2,065,437
56,560	Total U.S. Guaranteed			59,779,951
	Utilities – 4.2%
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22)	No Opt. Call	B1	1,977,900
3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	5/19 at 100.00	A2	3,007,500
3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A2	3,145,320
	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	432,869
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,656,465
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,489,536
NUVEEN      53

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments	November 30, 2017 (Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32	1/26 at 100.00	AA	$ 5,916,750
16,240	Total Utilities			17,626,340
	Water and Sewer – 3.6%
1,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	1,624,215
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,367,181
1,200	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	1/21 at 100.00	AA+	1,309,452
2,425	Henrico County, Virginia, Water and Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AAA	2,828,083
1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	1,464,945
1,455	Newport News, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 7/15/19	No Opt. Call	AAA	1,534,196
4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,732,840
13,195	Total Water and Sewer			14,860,912
$ 402,845	Total Municipal Bonds (cost $384,194,085)			406,954,125

Shares	Description (1)	Value
	COMMON STOCKS – 0.4%
	Airlines – 0.4%
32,138	American Airlines Group Inc. (6)	$ 1,622,648
	Total Common Stocks (cost $905,444)	1,622,648

	Total Long-Term Investments (cost $385,099,529)	408,576,773

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	MUNICIPAL BONDS – 0.6%
	Health Care – 0.6%
$ 2,425	Norfolk Economic Development Authority, Virginia, Variable Rate Demand Obligations, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2016B, 0.960%, 11/01/34 (Mandatory Put 1/17/18) (7)	1/18 at 100.00	A-1+	$ 2,425,000
$ 2,425	Total Short-Term Investments (cost $2,425,000)			2,425,000
	Total Investments (cost $387,524,529) – 98.5%			411,001,773
	Other Assets Less Liabilities – 1.5%			6,400,711
	Net Assets – 100%			$ 417,402,484
54      NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are not rated by national ratings agencies and are regarded as having an implied rating equal to the rating of the U.S. Government or agency.
(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
NUVEEN      55

Statement of
Assets and Liabilities
November 30, 2017 (Unaudited)
	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $176,765,999, $339,225,014 and $385,099,529, respectively)	$184,404,675	$352,261,557	$408,576,773
Short-term investments, at value (cost approximates value)	—	—	2,425,000
Cash	1,811,012	—	4,597,683
Receivable for:
Interest	3,025,138	4,594,613	5,365,156
Investments sold	288,589	1,518,279	375,000
Shares sold	642,342	1,443,749	357,686
Other assets	6,799	22,244	49,369
Total assets	190,178,555	359,840,442	421,746,667
Liabilities
Cash overdraft	—	797,118	—
Payable for:
Dividends	104,875	271,158	195,255
Investments purchased	55,058	1,177,833	3,143,224
Shares redeemed	605,845	839,040	589,037
Accrued expenses:
Custodian fees	17,922	25,634	28,473
Management fees	78,397	146,075	169,548
Professional fees	19,484	24,539	26,390
Trustees fees	955	19,833	46,743
12b-1 distribution and service fees	36,407	57,593	66,139
Other	41,255	73,400	79,374
Total liabilities	960,198	3,432,223	4,344,183
Net assets	$189,218,357	$356,408,219	$417,402,484
Class A Shares
Net assets	$ 67,840,947	$123,265,878	$178,058,727
Shares outstanding	6,362,377	11,303,047	16,050,658
Net asset value ("NAV") per share	$ 10.66	$ 10.91	$ 11.09
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.13	$ 11.39	$ 11.58
Class C Shares
Net assets	$ 13,416,554	$ 21,550,569	$ 21,513,099
Shares outstanding	1,263,508	1,984,413	1,940,954
NAV and offering price per share	$ 10.62	$ 10.86	$ 11.08
Class C2 Shares
Net assets	$ 22,474,023	$ 31,395,887	$ 31,159,307
Shares outstanding	2,114,223	2,888,395	2,811,210
NAV and offering price per share	$ 10.63	$ 10.87	$ 11.08
Class I Shares
Net assets	$ 85,486,833	$180,195,885	$186,671,351
Shares outstanding	8,014,124	16,554,210	16,867,423
NAV and offering price per share	$ 10.67	$ 10.89	$ 11.07
Net assets consist of:
Capital paid-in	$187,513,559	$343,407,378	$407,954,115
Undistributed (Over-distribution of) net investment income	339,110	370,529	1,506,431
Accumulated net realized gain (loss)	(6,272,988)	(406,231)	(15,535,306)
Net unrealized appreciation (depreciation)	7,638,676	13,036,543	23,477,244
Net assets	$189,218,357	$356,408,219	$417,402,484
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
56      NUVEEN

Statement of
Operations
Six Months Ended November 30, 2017 (Unaudited)
	Maryland	Pennsylvania	Virginia
Investment Income	$ 3,707,361	$ 7,170,883	$ 8,000,908
Expenses
Management fees	479,382	884,871	1,043,839
12b-1 service fees - Class A Shares	64,670	123,129	177,324
12b-1 distibution and service fees - Class C Shares	70,485	108,318	107,147
12b-1 distibution and service fees - Class C2 Shares	88,400	121,351	122,492
Shareholder servicing agent fees	39,328	80,426	91,706
Custodian fees	22,146	32,519	33,211
Trustees fees	3,269	6,152	7,286
Professional fees	19,554	24,343	26,278
Shareholder reporting expenses	15,404	26,387	27,649
Federal and state registration fees	6,704	4,255	5,976
Other	9,364	8,631	12,816
Total expenses	818,706	1,420,382	1,655,724
Net investment income (loss)	2,888,655	5,750,501	6,345,184
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(558,250)	302,644	987,166
Change in net unrealized appreciation (depreciation) of investments	(1,145,235)	(2,118,929)	(4,545,917)
Net realized and unrealized gain (loss)	(1,703,485)	(1,816,285)	(3,558,751)
Net increase (decrease) in net assets from operations	$ 1,185,170	$ 3,934,216	$ 2,786,433
See accompanying notes to financial statements.
NUVEEN      57

Statement of
Changes in Net Assets
(Unaudited)
	Maryland		Pennsylvania		Virginia
	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17	Six Months Ended 11/30/17	Year Ended 5/31/17
Operations
Net investment income (loss)	$ 2,888,655	$ 5,655,957	$ 5,750,501	$ 11,484,442	$ 6,345,184	$ 12,430,360
Net realized gain (loss) from investments	(558,250)	(2,019,726)	302,644	(150,379)	987,166	(4,172,914)
Change in net unrealized appreciation (depreciation) of investments	(1,145,235)	(839,693)	(2,118,929)	(12,239,938)	(4,545,917)	(4,118,985)
Net increase (decrease) in net assets from operations	1,185,170	2,796,538	3,934,216	(905,875)	2,786,433	4,138,461
Distributions to Shareholders
From net investment income:
Class A Shares	(954,396)	(2,130,246)	(2,013,806)	(4,352,405)	(2,531,105)	(5,413,155)
Class C Shares	(153,651)	(313,456)	(266,885)	(506,017)	(220,077)	(407,696)
Class C2 Shares	(283,206)	(727,777)	(433,874)	(1,007,765)	(370,338)	(914,270)
Class I Shares	(1,382,878)	(2,693,433)	(3,063,561)	(5,694,625)	(2,860,460)	(5,143,963)
Decrease in net assets from distributions to shareholders	(2,774,131)	(5,864,912)	(5,778,126)	(11,560,812)	(5,981,980)	(11,879,084)
Fund Share Transactions
Proceeds from sale of shares	17,773,634	57,063,218	27,401,997	100,569,464	34,300,534	118,419,388
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,107,359	4,266,201	4,147,414	8,217,161	4,728,965	8,885,673
	19,880,993	61,329,419	31,549,411	108,786,625	39,029,499	127,305,061
Cost of shares redeemed	(17,624,533)	(51,123,882)	(23,923,590)	(87,022,048)	(38,023,467)	(119,706,836)
Net increase (decrease) in net assets from Fund share transactions	2,256,460	10,205,537	7,625,821	21,764,577	1,006,032	7,598,225
Net increase (decrease) in net assets	667,499	7,137,163	5,781,911	9,297,890	(2,189,515)	(142,398)
Net assets at the beginning of period	188,550,858	181,413,695	350,626,308	341,328,418	419,591,999	419,734,397
Net assets at the end of period	$189,218,357	$188,550,858	$356,408,219	$350,626,308	$417,402,484	$ 419,591,999
Undistributed (Over-distribution of) net investment income at the end of period	$ 339,110	$ 224,586	$ 370,529	$ 398,154	$ 1,506,431	$ 1,143,227
See accompanying notes to financial statements.
58      NUVEEN

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NUVEEN      59

Financial
Highlights (Unaudited)
Maryland
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2018(d)	$10.75	$0.17	$(0.10)	$ 0.07	$(0.16)	$ —	$(0.16)	$10.66
2017	10.92	0.33	(0.16)	0.17	(0.34)	—	(0.34)	10.75
2016	10.71	0.37	0.22	0.59	(0.38)	—	(0.38)	10.92
2015	10.73	0.38	(0.01)	0.37	(0.39)	—	(0.39)	10.71
2014	11.14	0.41	(0.41)	—	(0.39)	(0.02)	(0.41)	10.73
2013	11.17	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	11.14
Class C (02/14)
2018(d)	10.71	0.12	(0.09)	0.03	(0.12)	—	(0.12)	10.62
2017	10.88	0.25	(0.16)	0.09	(0.26)	—	(0.26)	10.71
2016	10.67	0.28	0.22	0.50	(0.29)	—	(0.29)	10.88
2015	10.70	0.28	(0.01)	0.27	(0.30)	—	(0.30)	10.67
2014(e)	10.39	0.05	0.35	0.40	(0.09)	—	(0.09)	10.70
Class C2 (09/94)(f)
2018(d)	10.72	0.14	(0.10)	0.04	(0.13)	—	(0.13)	10.63
2017	10.89	0.27	(0.16)	0.11	(0.28)	—	(0.28)	10.72
2016	10.67	0.31	0.23	0.54	(0.32)	—	(0.32)	10.89
2015	10.70	0.32	(0.02)	0.30	(0.33)	—	(0.33)	10.67
2014	11.10	0.35	(0.40)	(0.05)	(0.33)	(0.02)	(0.35)	10.70
2013	11.14	0.33	(0.02)	0.31	(0.34)	(0.01)	(0.35)	11.10
Class I (02/92)
2018(d)	10.76	0.18	(0.10)	0.08	(0.17)	—	(0.17)	10.67
2017	10.93	0.36	(0.16)	0.20	(0.37)	—	(0.37)	10.76
2016	10.72	0.39	0.22	0.61	(0.40)	—	(0.40)	10.93
2015	10.74	0.40	(0.01)	0.39	(0.41)	—	(0.41)	10.72
2014	11.15	0.43	(0.41)	0.02	(0.41)	(0.02)	(0.43)	10.74
2013	11.19	0.42	(0.03)	0.39	(0.42)	(0.01)	(0.43)	11.15
60      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.64%	$67,841	0.83%*	3.07%*	8%
1.65	62,412	0.82	3.09	46
5.58	66,981	0.83	3.45	18
3.47	62,189	0.83	3.51	20
0.11	73,469	0.84	3.89	11
3.48	81,761	0.82	3.54	13

0.25	13,417	1.63*	2.28*	8
0.86	14,089	1.62	2.30	46
4.79	11,119	1.63	2.65	18
2.58	4,697	1.63	2.64	20
3.91	972	1.64*	2.92*	11

0.36	22,474	1.38*	2.53*	8
1.09	24,105	1.37	2.54	46
5.12	29,954	1.38	2.90	18
2.81	31,866	1.38	2.96	20
(0.37)	35,709	1.39	3.37	11
2.94	46,210	1.37	2.99	13

0.76	85,487	0.63*	3.28*	8
1.87	87,944	0.62	3.31	46
5.81	73,360	0.63	3.65	18
3.69	64,904	0.63	3.71	20
0.33	55,814	0.64	4.11	11
3.70	72,720	0.62	3.74	13
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2017.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      61

Financial Highlights (Unaudited) (continued)
Pennsylvania
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2018(d)	$10.96	$0.18	$(0.05)	$ 0.13	$(0.18)	$ —	$(0.18)	$10.91
2017	11.33	0.36	(0.37)	(0.01)	(0.36)	—	(0.36)	10.96
2016	11.03	0.38	0.32	0.70	(0.40)	—	(0.40)	11.33
2015	10.95	0.40	0.09	0.49	(0.41)	—	(0.41)	11.03
2014	11.04	0.41	(0.09)	0.32	(0.41)	—	(0.41)	10.95
2013	11.05	0.42	(0.01)	0.41	(0.42)	—	(0.42)	11.04
Class C (02/14)
2018(d)	10.92	0.13	(0.05)	0.08	(0.14)	—	(0.14)	10.86
2017	11.28	0.27	(0.36)	(0.09)	(0.27)	—	(0.27)	10.92
2016	10.98	0.29	0.32	0.61	(0.31)	—	(0.31)	11.28
2015	10.90	0.31	0.09	0.40	(0.32)	—	(0.32)	10.98
2014(e)	10.57	0.04	0.39	0.43	(0.10)	—	(0.10)	10.90
Class C2 (02/94)(f)
2018(d)	10.93	0.15	(0.06)	0.09	(0.15)	—	(0.15)	10.87
2017	11.29	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	10.93
2016	10.98	0.32	0.33	0.65	(0.34)	—	(0.34)	11.29
2015	10.91	0.34	0.08	0.42	(0.35)	—	(0.35)	10.98
2014	10.99	0.35	(0.08)	0.27	(0.35)	—	(0.35)	10.91
2013	11.00	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.99
Class I (02/97)
2018(d)	10.94	0.19	(0.05)	0.14	(0.19)	—	(0.19)	10.89
2017	11.30	0.38	(0.36)	0.02	(0.38)	—	(0.38)	10.94
2016	11.00	0.40	0.32	0.72	(0.42)	—	(0.42)	11.30
2015	10.92	0.42	0.09	0.51	(0.43)	—	(0.43)	11.00
2014	11.01	0.43	(0.09)	0.34	(0.43)	—	(0.43)	10.92
2013	11.01	0.44	—**	0.44	(0.44)	—	(0.44)	11.01
62      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

1.19%	$123,266	0.80%*	3.24%*	4%
(0.02)	122,416	0.80	3.26	11
6.47	126,511	0.81	3.43	16
4.50	107,673	0.81	3.62	10
3.13	112,184	0.82	3.89	6
3.71	110,880	0.80	3.73	11

0.69	21,551	1.60*	2.44*	4
(0.77)	21,369	1.60	2.46	11
5.65	17,541	1.60	2.60	16
3.68	7,725	1.61	2.76	10
4.06	1,115	1.62*	2.79*	6

0.80	31,396	1.35*	2.69*	4
(0.52)	33,031	1.35	2.71	11
5.97	39,609	1.36	2.90	16
3.85	41,795	1.36	3.08	10
2.64	45,540	1.37	3.36	6
3.14	50,548	1.35	3.17	11

1.28	180,196	0.60*	3.44*	4
0.24	173,811	0.60	3.46	11
6.66	157,668	0.61	3.64	16
4.69	141,537	0.61	3.82	10
3.31	114,662	0.62	4.11	6
3.98	133,792	0.60	3.93	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2017.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      63

Financial Highlights (Unaudited) (continued)
Virginia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2018(d)	$11.18	$0.17	$(0.10)	$0.07	$(0.16)	$ —	$(0.16)	$11.09
2017	11.38	0.33	(0.21)	0.12	(0.32)	—	(0.32)	11.18
2016	11.05	0.34	0.35	0.69	(0.36)	—	(0.36)	11.38
2015	11.06	0.38	0.01	0.39	(0.40)	—	(0.40)	11.05
2014	11.40	0.42	(0.36)	0.06	(0.40)	—	(0.40)	11.06
2013	11.38	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	11.40
Class C (02/14)
2018(d)	11.17	0.12	(0.09)	0.03	(0.12)	—	(0.12)	11.08
2017	11.37	0.24	(0.21)	0.03	(0.23)	—	(0.23)	11.17
2016	11.04	0.25	0.35	0.60	(0.27)	—	(0.27)	11.37
2015	11.05	0.29	0.01	0.30	(0.31)	—	(0.31)	11.04
2014(e)	10.69	0.05	0.41	0.46	(0.10)	—**	(0.10)	11.05
Class C2 (10/93)(f)
2018(d)	11.17	0.14	(0.10)	0.04	(0.13)	—	(0.13)	11.08
2017	11.36	0.27	(0.21)	0.06	(0.25)	—	(0.25)	11.17
2016	11.04	0.28	0.34	0.62	(0.30)	—	(0.30)	11.36
2015	11.05	0.32	0.01	0.33	(0.34)	—	(0.34)	11.04
2014	11.38	0.36	(0.35)	0.01	(0.34)	—	(0.34)	11.05
2013	11.37	0.34	0.03	0.37	(0.34)	(0.02)	(0.36)	11.38
Class I (02/97)
2018(d)	11.15	0.18	(0.09)	0.09	(0.17)	—	(0.17)	11.07
2017	11.35	0.35	(0.21)	0.14	(0.34)	—	(0.34)	11.15
2016	11.02	0.36	0.34	0.70	(0.37)	—	(0.37)	11.35
2015	11.02	0.41	0.01	0.42	(0.42)	—	(0.42)	11.02
2014	11.35	0.44	(0.35)	0.09	(0.42)	—	(0.42)	11.02
2013	11.34	0.43	0.02	0.45	(0.42)	(0.02)	(0.44)	11.35
64      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

0.63%	$178,059	0.79%*	3.01%*	9%
1.08	173,725	0.79	2.96	34
6.31	197,825	0.79	3.08	15
3.59	177,350	0.80	3.47	22
0.74	178,421	0.81	3.94	12
3.96	206,968	0.79	3.54	10

0.22	21,513	1.59*	2.21*	9
0.27	21,222	1.59	2.17	34
5.47	16,268	1.59	2.25	15
2.76	7,662	1.59	2.58	22
4.32	1,537	1.61*	2.90*	12

0.33	31,159	1.34*	2.46*	9
0.58	33,801	1.34	2.41	34
5.66	43,353	1.34	2.53	15
3.04	47,290	1.35	2.92	22
0.25	54,443	1.36	3.40	12
3.29	72,592	1.34	2.99	10

0.80	186,671	0.59*	3.21*	9
1.25	190,844	0.59	3.16	34
6.50	162,288	0.59	3.28	15
3.86	152,232	0.60	3.66	22
1.00	132,334	0.61	4.14	12
4.04	171,075	0.59	3.75	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2017.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.
NUVEEN      65

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is November 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2017 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:
	Pennsylvania	Virginia
Outstanding when-issued/delayed delivery purchase commitments	$1,166,544	$1,983,759
Investment Income
Dividend income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
66      NUVEEN

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
NUVEEN      67

Notes to Financial Statements (Unaudited) (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$183,688,727	$ —	$183,688,727
Common Stocks	715,948	—	—	715,948
Total	$715,948	$183,688,727	$ —	$184,404,675

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$352,261,557	$ —	$352,261,557
68      NUVEEN

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$406,954,125	$ —	$406,954,125
Common Stocks	1,622,648	—	—	1,622,648
Short-Term Investments:
Municipal Bonds	—	2,425,000	—	2,425,000
Total	$1,622,648	$409,379,125	$ —	$411,001,773

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
NUVEEN      69

Notes to Financial Statements (Unaudited) (continued)
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Maryland	Pennsylvania	Virginia
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	465,000	—
Total	$ —	$465,000	$ —
During the current fiscal period, none of the funds invested in self-deposited Inverse Floaters.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds did not have any self-deposited or externally deposited Inverse Floaters issued by Recourse Trusts.
70      NUVEEN

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund has an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which were not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 11/30/17		Year Ended 5/31/17
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	822,184	$ 8,820,764	1,680,882	$ 18,155,090
Class C	74,667	798,271	502,986	5,390,328
Class C2	4,558	48,786	81,978	864,680
Class I	754,596	8,105,813	3,073,691	32,653,120
Shares issued to shareholders due to reinvestment of distributions:
Class A	68,892	738,114	152,615	1,638,928
Class C	10,696	114,141	21,931	234,509
Class C2	21,540	230,122	51,071	547,378
Class I	95,616	1,024,982	171,912	1,845,386
	1,852,749	19,880,993	5,737,066	61,329,419
Shares redeemed:
Class A	(333,004)	(3,575,644)	(2,161,556)	(23,008,339)
Class C	(137,419)	(1,468,413)	(231,148)	(2,435,390)
Class C2	(160,536)	(1,717,815)	(635,438)	(6,778,448)
Class I	(1,010,865)	(10,862,661)	(1,782,553)	(18,901,705)
	(1,641,824)	(17,624,533)	(4,810,695)	(51,123,882)
Net increase (decrease)	210,925	$ 2,256,460	926,371	$ 10,205,537

NUVEEN      71

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 11/30/17		Year Ended 5/31/17
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	864,579	$ 9,480,358	3,600,307	$ 40,069,866
Class C	154,221	1,685,554	699,263	7,789,490
Class C2	3,644	39,777	40,122	433,263
Class I	1,479,356	16,196,308	4,783,433	52,276,845
Shares issued to shareholders due to reinvestment of distributions:
Class A	155,929	1,706,874	342,031	3,770,401
Class C	21,960	239,393	41,736	457,501
Class C2	34,232	373,471	73,249	805,178
Class I	167,271	1,827,676	289,568	3,184,081
	2,881,192	31,549,411	9,869,709	108,786,625
Shares redeemed:
Class A	(883,364)	(9,692,562)	(3,942,822)	(42,772,086)
Class C	(149,138)	(1,627,075)	(338,871)	(3,667,004)
Class C2	(172,938)	(1,892,165)	(599,460)	(6,541,582)
Class I	(978,276)	(10,711,788)	(3,135,768)	(34,041,376)
	(2,183,716)	(23,923,590)	(8,016,921)	(87,022,048)
Net increase (decrease)	697,476	$ 7,625,821	1,852,788	$ 21,764,577

	Six Months Ended 11/30/17		Year Ended 5/31/17
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,249,531	$ 13,948,757	3,875,505	$ 43,002,768
Class C	180,475	2,015,799	767,856	8,616,517
Class C2	3,972	44,238	14,674	163,403
Class I	1,641,036	18,291,740	6,054,343	66,636,700
Shares issued to shareholders due to reinvestment of distributions:
Class A	190,197	2,120,021	416,916	4,651,721
Class C	16,398	182,611	30,223	336,308
Class C2	27,496	306,234	62,077	692,228
Class I	190,695	2,120,099	288,428	3,205,416
	3,499,800	39,029,499	11,510,022	127,305,061
Shares redeemed:
Class A	(927,980)	(10,357,786)	(6,138,817)	(67,586,441)
Class C	(155,848)	(1,740,896)	(329,150)	(3,627,829)
Class C2	(246,827)	(2,760,074)	(865,388)	(9,606,707)
Class I	(2,078,326)	(23,164,711)	(3,531,805)	(38,885,859)
	(3,408,981)	(38,023,467)	(10,865,160)	(119,706,836)
Net increase (decrease)	90,819	$ 1,006,032	644,862	$ 7,598,225
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Maryland	Pennsylvania	Virginia
Purchases	$16,154,598	$23,272,359	$38,505,595
Sales and maturities	14,802,065	15,631,581	41,115,333
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally
72      NUVEEN

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2017.
	Maryland	Pennsylvania	Virginia
Tax cost of investments	$176,514,352	$338,760,537	$387,189,395
Gross unrealized:
Appreciation	$ 8,241,615	$ 17,896,369	$ 25,137,980
Depreciation	(351,292)	(4,395,349)	(1,325,602)
Net unrealized appreciation (depreciation) of investments	$ 7,890,323	$ 13,501,020	$ 23,812,378
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2017, the Funds' last tax year end, as follows:
	Maryland	Pennsylvania	Virginia
Capital paid-in	$ —	$ —	$ —
Undistributed (Over-distribution of) net investment income	(74,695)	(16,252)	(52,818)
Accumulated net realized gain (loss)	74,695	16,252	52,818
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds' last tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$352,445	$890,886	$1,371,037
Undistributed net ordinary income[2]	9,660	—	8,116
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2017 through May 31, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended May 31, 2017, was designated for purposes of the dividends paid deduction as follows:
	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$5,783,101	$11,481,292	$11,793,743
Distributions from net ordinary income[2]	128,541	57,266	113,794
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2017, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.
	Maryland	Pennsylvania	Virginia
Expiration:
May 31, 2018	$ —	$344,897	$ —
Not subject to expiration	5,714,738	356,414	16,522,472
Total	$5,714,738	$701,311	$16,522,472
NUVEEN      73

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period June 1, 2017 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500
Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2017, the complex-level fee rate for each Fund was 0.1595%.
74      NUVEEN

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Maryland	Virginia
Purchases	$475,978	$152,426
Sales	560,460	—
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Maryland	Pennsylvania	Virginia
Sales charges collected	$94,022	$83,172	$102,386
Paid to financial intermediaries	90,616	76,991	95,987
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Maryland	Pennsylvania	Virginia
Commission advances	$77,215	$53,005	$72,263
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$16,347	$24,845	$28,273
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Maryland	Pennsylvania	Virginia
CDSC retained	$ —	$11,057	$2,844
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the
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Notes to Financial Statements (Unaudited) (continued)
corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, Maryland utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $2,400,000 and 2.43%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $2,400,000. Borrowings outstanding as of the end of the reporting period, if any, are recognized as "Borrowings" on the Statement of Assets and Liabilities. Pennsylvania and Virginia did not utilize this facility during the current fiscal period.
9.  New Accounting Pronouncements
Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
76      NUVEEN

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      77

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
78      NUVEEN

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
NUVEEN      79

Notes
80      NUVEEN

Notes
NUVEEN      81

Notes
82      NUVEEN

Notes

NUVEEN      83

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-MS1-1117D366887-INV-B-01/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: February 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 7, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 7, 2018